SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                             TRANSMEDIA NETWORK INC.
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                (Name of Registrant as Specified In Its Charter)

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Payment of filing fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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

FELLOW STOCKHOLDERS:

         Our Board of Directors has called a Special Meeting of Stockholders as described in the enclosed Notice of Special Meeting of Stockholders and Proxy Statement. The Special Meeting is being called so that our stockholders may consider and act upon certain matters that require their approval to enable Transmedia to raise additional capital through a private placement sale of our common stock and warrants to the purchasers named in the attached Proxy Statement. At the Special Meeting, our stockholders will be asked to approve the issuance and sale of 1,287,480 shares of our common stock and five-year warrants to purchase 2,574,960 shares of our common stock.

         The principal reason we are seeking your approval for the issuance and sale of our common stock is that we intend to use substantially all of the proceeds to develop our iDine.com business on the Internet. The development of our Internet business is an important component of our business strategy.

         The Board of Directors has approved the proposal, and recommends that our stockholders vote for the proposal. If the proposal is approved, it is anticipated that the sale of the stock and warrants will close promptly thereafter.

         The Company will hold the Special Meeting of Stockholders at 10:00 a.m. (Central Time) on Thursday, August 17, 2000, at Two North Riverside Plaza, 21st Floor, Chicago, Illinois 60606.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                             YOUR VOTE IS IMPORTANT

         Please complete, date, sign and promptly return your proxy card in the enclosed envelope regardless of whether you plan to attend the Special Meeting.

                                            Sincerely yours,


                                            Gene M. Henderson
                                            President and Chief
                                            Executive Officer

                             TRANSMEDIA NETWORK INC.
                            11900 Biscayne Boulevard
                              Miami, Florida 33181

                              --------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                              --------------------

                  Date: Thursday, August 17, 2000
                  Time: 10:00 a.m., Central Time
                  Place: Two North Riverside Plaza
                         21st Floor
                         Chicago, IL 60606

TO THE STOCKHOLDERS:

         At our Special Meeting we will ask you to:

1. Approve the issuance and sale of 1,287,480 shares of our common stock and five-year warrants to purchase 2,574,960 shares of our common stock.

2. Vote on such other business as may properly come before the meeting or any adjournments or postponements thereof.

         If you were a stockholder of record at the close of business on June 19, 2000, you may vote at the Special Meeting.

         A list of our stockholders as of the close of business on June 19, 2000, will be available for inspection by you during normal business hours from 10:00 a.m., July 17, 2000, through August 17, 2000, at the Company's offices located at 11900 Biscayne Boulevard, Miami, Florida 33181.

                                            By Order of the Board of Directors,


                                            KEITH KIPER
                                            Secretary

Miami, Florida
July 17, 2000

                             YOUR VOTE IS IMPORTANT

         In order to ensure your representation at the Special Meeting, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope.

                                TABLE OF CONTENTS

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING........................................................ 3
         Why Did You Send Me This Proxy Statement?...................................................... 3
         How Many Votes Do I Have?...................................................................... 3
         What Proposals Will Be Addressed At The Special Meeting?....................................... 3
         How Do I Vote In Person?....................................................................... 3
         Why Would The Special Meeting Be Postponed?.................................................... 3 - 4
         How Do I Vote By Proxy?........................................................................ 4
         May I Revoke My Proxy? ........................................................................ 4
         Where Are Transmedia's Principal Executive Offices?............................................ 4
         What Vote Is Required To Approve The Proposal?................................................. 4 - 5
         Are There Any Dissenters' Rights Of Appraisal?................................................. 5
         Who Bears The Cost Of Soliciting Proxies?...................................................... 5

BACKGROUND.............................................................................................. 5
         Introduction................................................................................... 5 - 6
         Use of Proceeds................................................................................ 6
         Board of Directors' Review and Approval of the Private Placement............................... 6
         Purchase Agreements............................................................................ 6 - 8
         Related Agreements............................................................................. 8 - 9
         Purchasers..................................................................................... 9
         No Rights of Appraisal......................................................................... 9
         Board Recommendation........................................................................... 9

OTHER PROPOSED ACTION................................................................................... 10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS......................................................... 10 - 14

OTHER BUSINESS.......................................................................................... 14

PROPOSALS OF STOCKHOLDERS............................................................................... 14

PROVISION OF CERTAIN ADDITIONAL INFORMATION............................................................. 14 - 15

WHERE YOU CAN FIND MORE INFORMATION..................................................................... 15

APPENDICES

ATTACHMENT:  PROXY CARD

                             TRANSMEDIA NETWORK INC.

                      ------------------------------------

                                 PROXY STATEMENT

                      ------------------------------------


                         SPECIAL MEETING OF STOCKHOLDERS
                     to be held on Thursday, August 17, 2000

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

         We have sent you this proxy statement and the enclosed proxy card because the Board of Directors of Transmedia Network Inc. is soliciting your proxy vote at a Special Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may complete, sign and return the enclosed proxy card.

How Many Votes Do I Have?

         We will be sending this proxy statement, the attached Notice of Special Meeting and the enclosed proxy card on or about July 17, 2000. Stockholders who owned our common stock or our Series A Preferred Stock at the close of business on June 19, 2000 (the "Record Date") are entitled to one vote for each share of Voting Stock they held on that date, on all matters properly brought before the Special Meeting. The total number of shares and the total votes at the Special Meeting is 18,686,390.

What Proposals Will Be Addressed At The Special Meeting?

         We will address the following proposals at the Special Meeting:

1. The approval of the issuance and sale of 1,287,480 shares of our common stock and five-year warrants to purchase 2,574,960 shares of our common stock, with an exercise price per share of $5.93 per share for one half of the shares subject to the warrants and $7.30 per share for the remaining half of the shares subject to the warrants. The purchasers of the shares and warrants are listed herein. See "BACKGROUND--Purchasers."

2. The transaction of such other business as may properly come before the Special Meeting or any adjournment thereof.

How Do I Vote In Person?

         If you plan to attend the Special Meeting at 10:00 a.m., Central Time, in Chicago, Illinois on Thursday, August 17, 2000, or a later date due to postponement, and vote in person, we will provide you with a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

Why Would The Special Meeting Be Postponed?

         The Special Meeting will be postponed if a quorum is not present on August 17, 2000. If more than half of all shares of stock entitled to vote at the Special Meeting are present in person or by proxy, a quorum will be present and business can be transacted at the Special Meeting. If a quorum is not present, the Special Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but are not counted as affirmative votes for purposes of determining whether a proposal has been approved.

         In addition, if sufficient votes rendered in person or by proxy in favor of any one of the proposals set forth in this proxy statement are not received on the date of, or prior to the conclusion of, the Special Meeting, we may, in our sole discretion, propose one or more adjournments of the Special Meeting to permit us to solicit more proxies. Any such adjournment will require the affirmative vote of the holders of a majority of Voting Stock present in person or by proxy at the Special Meeting.

How Do I Vote By Proxy?

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your ability to attend the Special Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card, but do not make specific choices, your proxy will vote your shares as recommended by the Board as Directors as follows:

         o FOR the approval of the issuance and sale of 1,287,480 shares of our common stock and warrants to purchase 2,574,960 shares of our common stock, with an exercise price per share of $5.93 per share for one half of the shares and $7.30 per share for the remaining half of the shares.

May I Revoke My Proxy?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date.

         o You may notify us in writing (by you or your attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation), at our principal executive offices before the Special Meeting, that you have revoked your proxy.

         o        You may vote in person at the Special Meeting.

Where Are Transmedia's Principal Executive Offices?

         Our principal executive offices are located at 11900 Biscayne Boulevard, Miami, Florida 33181.

What Vote Is Required To Approve The Proposal?

         The proposal must be approved by a majority of the votes cast on the proposal, provided that the total votes cast represent more than 50% of all Voting Stock outstanding on the Record Date and entitled to vote on the proposal. Abstentions and broker non-votes will have no effect, other than to render more difficult obtaining votes constituting 50% of all Voting Stock outstanding on the Record Date.

         Any other matter will be approved by a majority of the votes cast, except as may otherwise be provided in our Certificate of Incorporation or By-laws, by the rules of the New York Stock Exchange or by the General Corporation Law of the State of Delaware. Abstentions and broker non-votes will have no effect with respect to any other matter.

Are There Any Dissenters' Rights Of Appraisal?

         The Board of Directors has not proposed any action for which the laws of the State of Delaware, the Certificate of Incorporation or By-laws of Transmedia provide a right to stockholders to dissent and obtain payment for their shares.

Who Bears The Cost Of Soliciting Proxies?

         We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for those expenses involved in forwarding proxy materials to beneficial owners and soliciting their execution. We have made arrangements with brokers and other custodians, nominees and fiduciaries to send proxies and the proxy materials to their principals. We have engaged the firm Georgeson Shareholder Communications, Inc. to assist us in the distribution and solicitation of proxies and have agreed to pay a fee of $7,500 plus out-of-pocket costs and expenses for these services.

                                   BACKGROUND

Introduction

         The proposed sale of common stock and warrants is being made to enable Transmedia to substantially fund the initial development and operation of our internet-based dining program, iDine.com. The issuance of the securities as the source of funding for the venture is also part of our plan to comply with The New York Stock Exchange requirements that we increase the book value of the Company.

         At the direction of the Board of Directors, the Company engaged Luminant Worldwide, an Internet consulting firm in the fall of 1999 and began exploring various e-commerce strategies. After reaching consensus on a conceptual framework for delivering discount dining promotions and benefits on-line while simultaneously providing real-time yield management options to participating restaurants, the Company prepared an Internet business plan and began to seek funding for the venture.

         Over the next few months, numerous investment alternatives were pursued through discussions with various venture capital firms and other strategic investors. Despite these efforts, and a considerable level of interest in the Internet venture, the Company was unable to find the appropriate level of capital at an acceptable valuation and level of return on the investment. The Company also considered a public securities offering but, given the low level of participation by shareholders in the $10 million rights offering consummated in November 1999, rejected this alternative as a viable option.

         Transmedia believes that it currently has a unique position in the fine dining arena with its enabling credit card processing technology and a national sales force with restaurant relationships in over 35 cities across the country. To appropriately leverage this position, the Company believed it was imperative to move quickly to establish a similar dominant position in the internet dining space.

         At a Board of Directors meeting in March 2000, the Company was authorized to pursue the merits of a private placement of equity securities proposed by a group of Chicago led investors. The private placement involved the sale of common stock of the Company at a price to be determined based on the 10 day trailing average of the closing price of the Company's common stock prior to the signing of the term sheet. The 10 day average was $4.5625 per share. Initial proceeds from the private placement were earmarked solely for the Internet strategy. Management was authorized to seek up to $10 million under these terms.

         In April 2000, the Board formally approved the terms of the private placement. On May 1, 2000, upon securing $10 million in committed funding from a combination of new outside investors, existing investors and several Company directors and officers, a first tranche of the private placement was completed with the sale of 904,303 shares of common stock and 1,808,606 warrants. The common stock was sold at a price of $4.5625 per share and raised $4,125,882 of capital. Based on the common stock price, the exercise price of the warrants was set one half at $5.93 and one half at $7.30. The aggregate common shares and warrants issued in the first tranche represented approximately 19.9% of the then outstanding common shares.

         The proposals set forth in this proxy statement seek your approval for a second tranche of the private placement. The second tranche has the same price per share of common stock and exercise prices for the warrants as the first tranche. The second tranche consists of the sale of an aggregate of 1,287,480 common shares, accompanied by 2,574,960 warrants. Initial cash proceeds from this issuance will be $5,874,118.

         Shareholder approval is being sought to satisfy rules of the New York Stock Exchange. The rules require shareholder approval for the Company to sell shares in a private placement in excess of 20% of the number of its outstanding shares and to sell shares in excess of 1% of its outstanding shares to Company officers, directors, or substantial shareholders ("Related Parties").

Use of Proceeds

         The proceeds from the private placement are to be used for the completion of the website development and for operating expenses and marketing costs of our iDine.com internet venture.

Board of Directors' Review and Approval of the Private Placement

         The Board considered the terms of the transactions at meetings held on March 21, 2000 and April 17, 2000. The Board unanimously approved the terms of the private placement at the April 17, 2000 meeting.

Purchase Agreements

         General. The material terms and provisions of the transaction documents are summarized below. However, the summary of the two Stock Purchase and Sale Agreements (referred to collectively as the "Purchase Agreements") does not purport to be complete and is qualified in its entirety by the terms of the Purchase Agreements which are attached as Appendices A and B to this Proxy Statement, respectively.

         On April 28, 2000, the Company entered into a Stock Purchase and Sale Agreement with four outside investors led by Minotaur Partners II, L.P. (the "First Purchase Agreement"). The First Purchase Agreement regards the purchase of 1,534,247 shares of common stock and warrants to purchase 3,068,494 shares of common stock. On May 1, 2000, the investors under the First Purchase Agreement purchased an aggregate of 904,303 shares of common stock and immediately exercisable warrants to purchase

1,808,606 shares of common stock, for an aggregate purchase price of $4,125,882. The remaining shares of common stock and warrants to be purchased under the First Purchase Agreement will be sold by the Company in a second tranche simultaneously with the closing of the purchases under the Second Purchase Agreement (described below). The First Purchase Agreement is attached hereto as Appendix A.

         On April 28, 2000, the Company entered into a Stock Purchase and Sale Agreement with Samstock, L.L.C. and certain Related Parties (the "Second Purchase Agreement"). The Second Purchase Agreement relates to the purchase of 657,536 shares of common stock and warrants to purchase 1,315,072 shares of common stock. All of the common stock and warrants to be purchased under the Second Purchase Agreement will be sold by the Company in the second tranche on the terms and conditions described below. The Second Purchase Agreement is attached hereto as Appendix B.

         The two Purchase Agreements have substantially identical terms and conditions, except that the First Purchase Agreement provided for the first tranche to be closed on April 28, 2000 and the sale of the remaining shares and warrants as part of the second tranche to be closed after approval by the shareholders at the Special Meeting.

         Purchase Price and Closing. The purchase price for the shares of common stock and the warrants to be purchased in accordance with the Purchase Agreements in the second tranche totals $5,874,120 (comprised of $2,874,120 from purchasers who are parties to the First Purchase Agreement and $3,000,000 from purchasers who are parties to the Second Purchase Agreement). As noted above, $4,125,882 was raised in the first tranche. Each warrant is exercisable with respect to one half of the shares subject thereto at $5.93 per share and, with respect to the other half of the shares subject to the warrants, at $7.30 per share. The warrants also contain customary anti-dilution provisions.

         Representation and Warranties. In each of the Purchase Agreements, the Company made customary representations and warranties to the purchasers, including, without limitation, representations and warranties regarding the Company's capital stock, financial statements, liabilities, properties, litigation, material contracts, employee benefit plans, assets, taxes, intellectual property and environmental compliance. The purchasers also made customary representations and warranties to the Company, including, without limitation, a representation they have the funds available to complete the investment.

         Closing Conditions. The obligation of the Company to consummate the closing of the second tranche under each of the Purchase Agreements is subject to the satisfaction or waiver of certain conditions precedent, including, among other things, (i) approval of the proposal set forth in this Proxy Statement by the Company's stockholders, (ii) receipt of all necessary regulatory and third-party consents and approvals, (iii) the accuracy on the closing date of the representations and warranties of the purchasers contained in the applicable Purchase Agreement, (iv) the performance or compliance by the purchasers in all material respects with all agreements and covenants contained in the applicable Purchase Agreement and required to be performed or complied with by it on or prior to the closing date and (v) the absence of litigation or proceedings prohibiting or restricting the investment.

         The obligation of the purchasers to consummate the investment under each of the Purchase Agreements is subject to the satisfaction or waiver of certain conditions, including (i) approval of the proposal set forth in this Proxy Statement by the Company's stockholders, (ii) receipt of all necessary regulatory and third-party consents and approvals, (iii) the accuracy on the closing date of the representations and warranties of the Company contained in the applicable Purchase Agreement, (iv) the performance or compliance by the Company in all material respects with all agreements and covenants contained in the applicable Purchase Agreement and (v) the absence of certain pending actions or proceedings.

         Indemnification. Each of the Company and purchasers has agreed to indemnify the other, and the other's agents and representatives, from and against all damages sustained or incurred by any of them resulting from or arising out of any inaccuracy or breach of any representation, warranty or covenant contained in any transaction documents.

         Termination. Each of the Purchase Agreements may be terminated at any time (A) by mutual written consent of the Company and the purchasers party thereto; (B) by the purchasers, upon notice to the Company if, among other things, (i) the closing of the second tranche shall not have occurred on or before August 26, 2000, unless the absence of such occurrence is due to the purchasers' failure to perform in all material respects each of its obligations under the applicable Purchase Agreement required to be performed by them at or prior to the closing, (ii) there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in the applicable Purchase Agreement, which breach has not been cured within ten business days following receipt by the breach party of notice of such breach, (iii) if the Board fails to recommend, or revokes or otherwise modifies its recommendation of, the proxy proposal or resolves to do so, or (iv) the stockholders fail to approve the sale; or (C) by the Company, upon notice to the purchasers, if (i) there has been a material breach by the purchasers party thereto of any representation, warranty, covenant or agreement set forth in the applicable Purchase Agreement which breach has not been cured within ten business days following receipt by the breaching party of notice of such breach or (ii) the stockholders fail to approve the sale.

         Warrants. Each warrant permits the holder to acquire one share of Company common stock upon payment to the Company of the exercise price. One half of the warrants have an exercise price of $5.93 and the remaining half have an exercise price of $7.30. The warrants expire if not exercised on or prior to April 28, 2005. The warrants also provide for cashless exercise. Upon cashless exercise, the difference between the exercise price of the warrants and the market price of the common stock is multiplied times the number of warrants held by the warrant holder. The value determined is then used to pay the purchase price of warrants in lien of cash. The number of warrants and the exercise price will be adjusted to reflect any Company stock splits or stock dividends.

Related Agreements

         In connection with each of the Purchase Agreements described above, the purchasers and the Company have also entered into Investment Agreements and Co-Sale and Voting Agreements.

         Standstill. The purchasers under the First Purchase Agreement have agreed that they will not take any of the following actions prior to April 28, 2005 without the approval of a majority of the Company's disinterested directors, subject to specified limited exceptions: (a) increase their ownership of voting securities beyond the combined voting power of all voting securities represented by the shares and the warrants; provided, however, that the foregoing limit shall not prohibit certain purchasers of voting securities directly from the Company and certain repurchases of voting securities by the Company; (b) solicit proxies or assist any other person or otherwise become a "participant" in the "solicitation" of proxies in opposition to the recommendation of a majority of disinterested directors; (c) form, join or participate in any other way in a partnership, pooling agreement, syndicate, voting trust or other "group," or enter into any agreement or arrangement or otherwise act in concert with any other person, for the purpose of acquiring, holding, voting or disposing of voting securities of the Company; (d) assist, encourage or induce any person to bid for or acquire outstanding voting securities of the Company unless the completion of the transaction requires the approval of the Board of Directors and the Company obtains a suitable confidentiality and standstill agreement from the party; or (e) take any action to seek to circumvent any of the foregoing limitations.

         Additional Covenants. Prior to April 28, 2005, Minotaur Partners II, L.P., one of the new outside investors, will be entitled to designate one representative, reasonably acceptable to the independent directors of the Company, to serve on the Board of Directors as long as Minotaur Partners II, L.P. beneficially owns at least 5% of the combined voting power of the Company's outstanding voting securities (including, for these purposes, the shares issuable upon exercise of the warrants until such time as the warrants expire).

         Voting Arrangements. Pursuant to the Co-Sale and Voting Agreements, each purchaser under the First Purchase Agreement agreed that, so long as Samstock, L.L.C. is entitled to designate one or two directors to the Company's board of directors, the purchaser would vote all of its shares of Company voting securities in favor of Samstock's designee or designees. In addition, Samstock agreed that, so long as Minotaur Partners II, L.P. is entitled to designate a director to the Company's board of directors, Samstock would vote all of its voting securities in favor of Minotaur's designee. Samstock also agreed to vote its shares in favor of the proposal being considered at the Special Meeting of Stockholders. The purchasers agreed that, except to the extent otherwise provided in the Investment Agreement, the purchasers would vote their shares with respect to the election or removal of directors of the Company in accordance with the recommendations of a majority of the disinterested directors of the Company, provided that the purchasers may vote in favor of the election or retention of the director designated by Minotaur.

         Co-Sale and Drag-Along Rights. The purchasers have "co-sale" rights if Samstock sells more than 10% of the shares of Company common stock held by it. In such an event, the purchasers can require that their shares also be purchased on the same terms and conditions.

         The purchasers are also subject to "drag-along" provisions if Samstock sells all of its shares of Company common stock. In such event, Samstock can require the purchasers to sell their shares on the same terms and conditions. However, Samstock cannot require the purchasers to sell their shares prior to April 28, 2001, if the sale would result in an internal rate of return to the purchasers on their investment of less than 25%.

         Registration Rights. The Company has agreed to file a shelf registration statement with respect to the shares of common stock sold in the first and second tranches and the shares of common stock issuable upon exercise of the warrants and to maintain the effectiveness of the registration statement until all of the shares have been sold and the warrants expired.

Purchasers

         The purchasers in the second tranche are as follows:

                                                        Number            Number
         Purchaser                                   of Shares       of Warrants
         ---------                                   ---------       -----------

         Gene M. Henderson                              54,795           109,590
         Thomas J. Litle                                54,795           109,590
         Herbert M. Gardner                             32,877            65,754
         James M. Callaghan                             21,918            43,836
         Gregory J. Robitaille                          21,918            43,836
         John A. Ward                                   10,959            21,918
         George S. Wiedemann                            10,959            21,918
         Christine M. Donohoo                           10,959            21,918
         Frank F. Schmeyer                              10,959            21,918
         Gerald Fleischman                              10,959            21,918
         Elliot Merberg                                 10,959            21,918
         Samstock, L.L.C.                              405,479           810,958
         Minotaur Partners II, L.P.                    490,456           980,912
         ValueVision International, Inc.                89,992           179,984
         Dominic Mangone                                44,996            89,992
         Raymond Bank                                    4,500             9,000
                                                       -------           -------

         TOTAL                                       1,287,480         2,574,960

         Certain of the parties named above are directors, officers and/or holders of more than 5% of the common stock of the Company. See "Security Ownership of Certain Beneficial Owners" below.

No Rights of Appraisal

         Dissenting stockholders will not have any rights of appraisal upon approval or consummation of the private placement.

Board Recommendation

         The Board of Directors unanimously recommends a vote FOR the approval of the proposal.

                              OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the Special Meeting, nor does the Board know of any other matters that others intend to bring before the Special Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with the recommendation of the Board of Directors.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Except as otherwise specified, the following table sets forth certain information, as of May 1, 2000, regarding beneficial ownership of the Company's Voting Stock by each director and executive officer of Transmedia, and each person who is known by the Company to own beneficially more than 5% of its Voting Stock and includes options and warrants to purchase shares of Common Stock which will become exercisable within 60 days of May 1, 2000. Except as otherwise specified, each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder.

                                                              Amount of       Options and
                                               Amount of      Series A         Warrants                   Percent of
                                             Common Stock   Preferred Stock   Exercisable                   Total
                                             Beneficially   Beneficially        Within       Total Voting   Voting
Name and Address                                Owned         Owned(1)          60 Days         Stock       Stock
----------------                             ------------   ---------------   ----------    ------------  ----------
Melvin Chasen .......................            745,839           -              -            745,839(2)        3.8%

Minotaur Partners II, L.P.                       704,065           -          1,408,130      2,112,195(3)       10.2%
  150 South Wacker Drive, #470
  Chicago, Illinois 60606

Samstock, L.L.C. ....................          2,020,519       2,840,489      1,972,823(4)   8,395,326(5)(6)    31.0%
Halmostock Limited Partnership                   438,305         206,204        171,147(7)
  (see footnote 6 for addresses)

Pioneering Investment ...............          1,286,000(8)         -             -          1,286,000           6.4%
Management Inc.
  60 State Street
  Boston, Massachusetts 02109

F. Philip Handy .....................            272,347          84,632         78,121        435,100(9)        2.3%

Gene M. Henderson ...................            150,000          46,613         88,612        285,225(10)       1.5%

James M. Callaghan ..................             85,662          27,153        170,023        282,838(11)       1.5%

Rod F. Dammeyer .....................             --              --             10,500         10,500(12)         *

Paul A. Ficalora ....................            186,035          --             34,000        220,035(13)       1.2%

Herbert M. Gardner ..................            294,401          91,486         46,815        423,702(14)       2.3%

Stephen E. Lerch ....................            --               --             28,750         28,750(15)         *

Christine M. Donohoo ................             25,000          --             37,500         62,500(16)         *

George S. Wiedemann .................              6,000          --             39,632         45,632(17)         *

Lester Wunderman ....................             26,000          --             64,632         90,632(18)         *

All directors and executive officers
as a group (10 persons)..............          1,045,445         249,884        598,585      1,893,914           9.2%
persons)

------------
* Represents less than 1%.

(1)      Each share of Series A Preferred Stock is presently convertible into
         1.02386 shares of Common Stock at the option of the holder.

(2) Includes for Mr. Chasen (i) 366,961 shares of Common Stock held by Mr. Chasen, (ii) 178,100 shares of Common Stock held by a family partnership jointly controlled by Mr. Chasen and his wife and (iii) 200,778 shares of Common Stock held by Mr. Chasen's wife. Mr. Chasen disclaims beneficial ownership of 200,778 shares of Common Stock held by his wife. Subject to the terms of the Amended and Restated Agreement Among Stockholders (the "Agreement Among Stockholders"), dated as of March 3, 1998, among EGI-Transmedia Investors, L.L.C., Samstock, L.L.C. and Mr. Chasen and his wife, the Chasen's beneficially owned shares of Common Stock are subject to shared voting and disposition power with Samstock, L.L.C. and EGI-Transmedia Investors, L.L.C., which are affiliates of Equity Group Corporate Investments of which Rod F. Dammeyer is managing partner.

(3) Includes shares and warrants purchased in the first tranche and does not include 490,456 shares of common stock and warrants to purchase 980,912 shares of common stock to be purchased by Minotaur Partners II, L.P. in the second tranche.

(4) Includes 67,774 of the 2,908,263 shares of Common Stock issuable upon the conversion of the 2,840,489 shares of Series A Preferred Stock held by Samstock, L.L.C. (representing the additional voting power Samstock, L.L.C. would gain upon conversion of it shares of Series A Preferred Stock due to the conversion rate of 1.02386 shares of Common Stock per each share of Series A Preferred Stock converted).

(5) Includes 745,839 shares of Common Stock which are owned by Mr. Chasen and his wife, but which are subject to the voting and disposition restrictions contained in the Agreement Among Stockholders.

(6)      Based in part: (i) upon information set forth in Amendment No. 3 to the
         Schedule 13D filed on November 13, 1999 by Samstock, L.L.C., (ii) other information available to the Company and (iii) pursuant to a Stockholders' Agreement (the "Stockholders' Agreement"), dated as of March 3, 1998, among the referenced entities. According to the Stockholders' Agreement, each entity appointed Samstock, L.L.C. and EGI-Transmedia Investors, L.L.C. its true and lawful attorney and proxy, during the period of such Stockholders' Agreement, to appear for, represent, and vote the shares of Common Stock held by each stockholder, as defined in the Stockholders' Agreement. The warrants to purchase share of Common Stock held by each stockholder are exercisable in equal parts at $6.00 per share, $7.00 per share and $8.00 per share and expire in March 2003. The addresses for these entities are as follows: Samstock, L.L.C. at Two North Riverside Plaza, Chicago, Illinois 60606 and Halmostock Limited Partnership at 21 W. Las Olas Boulevard, Fort Lauderdale, Florida 33301.

(7) Includes 4,920 of the 211,124 shares of Common Stock issuable upon the conversion of the 206,204 shares of Series A Preferred Stock held by Halmostock Limited Partnership (representing the additional voting power Halmostock Limited Partnership would gain upon conversion of it shares of Series A Preferred Stock due to the conversion rate of
         1.00286 shares of Common Stock per each share of Series A Preferred Stock converted).

(8) Based on Amendment No. 1 to Schedule 13G filed on January 15, 1999 by Pioneering Investment Management Inc.

(9) Includes for Mr. Handy (i) 272,347 shares of Common Stock beneficially owned by Mr. Handy, (ii) 84,632 shares of Series A Preferred Stock beneficially owned by Mr. Handy, (iii) options to purchase 5,000 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1996 Plan and expire in March 2008, (iv) options to purchase 5,500 shares of Common Stock at an exercise price of $4.56, which options were granted under the 1996 Plan and expire in March 2009, (v) warrants to purchase 56,470 shares of Common Stock, which are exercisable in equal parts at $6.00 per share, $7.00 per share and $8.00 per share and expire in March 2003, (vi) 9,132 shares of Common Stock that Mr. Handy may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees and
         (vii) 2,019 of the 86,651 shares of Common Stock issuable upon the conversion of the 84,632 shares of Series A Preferred Stock held by Mr. Handy (representing the additional voting power Mr. Handy would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of 1.02386 shares of Common Stock per each share of Series A Preferred Stock converted). Does not include options which were granted under the 1996 Plan to purchase 6,000 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

(10) Includes for Mr. Henderson (i) 150,000 shares of Common Stock beneficially owned by Mr. Henderson, (ii) 46,613 shares of Series A Preferred Stock beneficially owned by Mr. Henderson, (iii) options to purchase 62,500 shares of Common Stock at an exercise price of $2.00 per share, which were granted under the 1996 plan and expire in October 2008, (iv) options to purchase 25,000 shares of Common Stock at an exercise price of $2.375 per share, which were granted under the 1996 Plan and expire in October 2008 and (iv) 1,112 of the 47,725 shares of Common Stock issuable upon the conversion of the 46,613 shares of Series A Preferred Stock held by Mr. Henderson (representing the additional voting power Mr. Henderson would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of
         1.02386 shares of Common Stock per each share of Series A Preferred Stock converted). Does not include options which were granted under the 1996 Plan to purchase 262,500 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

(11) Includes for Mr. Callaghan (i) 59,125 shares of Common Stock beneficially owned by Mr. Callaghan, (ii) 26,537 shares of Common Stock held in Mr. Callaghan's Individual Retirement Account, (iii) 27,153 shares of Series A Preferred Stock beneficially owned by Mr. Callaghan,
         (iv) options to purchase 84,375 shares of Common Stock at an exercise price of $4.8333 per share, which options were granted under the 1987 Plan and expire in May 2002, (v) options to purchase 33,751 shares of Common Stock at an exercise price of $7.4445 per share, which options were granted under the 1987 Plan and expire in September 2003, (vi) options to purchase 22,500 shares of Common Stock at an exercise price of $5.8750 per share, which options granted under the 1987 Plan and expire in March 2004 (the exercise price of these options was adjusted in March 1998 from $15.00 per share to $5.8750 per share, which was the closing price of the Common Stock on the effective date of the grant),
         (vii) options to purchase 11,250 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1987 Plan and expire in March 2005 (the exercise price of these options was adjusted from $12.25 per share to $5.8750 per share, which was the closing price of the Common Stock on the effective date of the grant),
         (viii) options to purchase 3,750 shares of Common Stock at an exercise price of $4.3750 per share, which options were granted under the 1996 Plan and expire in April 2007 and (ix) 648 of the 27,801 shares of Common Stock issuable upon the conversion of the 27,153 shares of Series A Preferred Stock held by Mr. Callaghan (representing the additional voting power Mr. Callaghan would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of
         1.02386 shares of Common Stock per each share of Series A Preferred Stock converted). All of such options are presently exercisable. Does not include (x) options issued under the 1987 and 1996 Plans to purchase 39,000 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000, or (y) 5,724 shares of Common Stock held in the Individual Retirement Account of Mr. Callaghan's wife, as to all of which shares Mr. Callaghan disclaims beneficial ownership.

(12) Includes for Mr. Dammeyer (i) options to purchase 5,000 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1996 Plan and expire in March 2008 and (ii) options to purchase 5,500 shares of Common Stock at an exercise price of $4.56 per share, which options were granted under the 1996 Plan and expire in March 2009.

(13) Includes for Mr. Ficalora (i) options to purchase 15,750 shares of Common Stock at an exercise price of $7.4445 per share, which options were granted under the 1987 Plan and expire in September 2003, (ii) options to purchase 4,500 shares of Common Stock at an exercise price of $4.3750 per share, which options were granted under the 1996 Plan and expire in April 2007, (iii) options to purchase 10,000 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1996 Plan and expire in March 2005 (the exercise price of these options was adjusted in March 1998 from $12.25 per share to $5.8750 per share, which was the closing price of the Common Stock on the effective date of the grant) and (iv) options to purchase 3,750 shares of Common Stock at an exercise price of $4.50 per share, which options were granted under the 1996 Plan and expire in August 2008. All of such options are presently exercisable. Does not include (x) options to purchase 22,750 shares of Common Stock, which were granted under the 1996 Plan and are not exercisable within 60 days of May 1, 2000, (y) 6,075 shares of Common Stock held by Mrs. Ficalora and (z) 1,350 shares of Common Stock held by Mr. Ficalora's child, as to all of which shares Mr. Ficalora disclaims beneficial ownership.

(14) Includes for Mr. Gardner (i) 294,401 shares of Common Stock beneficially owned by Mr. Gardner, (ii) 91,486 shares of Series A Preferred Stock beneficially owned by Mr. Gardner, (iii) options to purchase 7,500 shares of Common Stock at an exercise price of $15.00 per share, which options were granted under the 1987 Plan and expire in March 2004, (iv) options to purchase 5,000 shares of Common Stock at an exercise price of $12.25 per share, which options were granted under the 1987 Plan and expire in March 2005, (v) options to purchase 5,000 shares of Common Stock at an exercise price of $7.875 per share, which options were granted under the 1996 Plan and expire in March 2006, (vi) options to purchase 5,500 shares of Common Stock at an exercise price of $4.3750 per share, which options were granted under the 1996 Plan and expire in June 2007, (vii) options to purchase 6,000 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1996 Plan and expire in March 2008, (viii) options to purchase 6,500 shares of Common Stock at an exercise price of $4.56 per share, which options were granted under the 1996 Plan and expire in March 2009, (ix) 9,132 shares of Common Stock that Mr. Gardner may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees and (x) 2,183 of the 93,669 shares of Common Stock issuable upon the conversion of the 91,486 shares of Series A Preferred Stock held by Mr. Gardner (representing the additional voting power Mr. Gardner would gain upon conversion of his shares of Series A Preferred Stock due to the conversion rate of
         1.02386 shares of Common Stock per each share of Series A Preferred Stock converted). Does not include (x) options which were granted under the 1996 Plan to purchase 7,000 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000, (y) 3,834 shares of Common Stock held by Mr. Gardner's wife individually or as custodian for their children and (z) 1,191 shares of Series A Preferred Stock held by Mr. Gardner's wife individually or as custodian for their children, as to all of which shares Mr. Gardner disclaims beneficial ownership.

(15) Includes for Mr. Lerch (i) options to purchase 15,000 shares of Common Stock at an exercise price of $5.25 per share, which options were granted under the 1996 Plan and expire in February 2007, (ii) options to purchase 7,500 shares of Common Stock at an exercise price of $4.3750 per share, which options were granted under the 1996 Plan and expire in April of 2007 and (iii) options to purchase 6,250 shares of Common Stock at an exercise price of $4.50 per share, which options were granted under the 1996 Plan and expire in August of 2008. Does not include options which were granted under the 1996 Plan to purchase 76,250 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

(16) Includes for Ms. Donohoo (i) 25,000 shares of Common Stock owned by Ms. Donohoo and (ii) options to purchase 37,500 shares of Common Stock at an exercise price of $2.63 per share, which options were granted under the 1996 Plan and expire in February 2009. Does not include options which were granted under the 1996 Plan to purchase 112,500 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

(17) Includes for Mr. Wiedemann (i) 6,000 shares of Common Stock owned by Mr. Wiedemann, (ii) options to purchase 25,000 shares of Common Stock at an exercise price of $5.8750 per share, which options were granted under the 1996 Plan and expire in March 2008, (iii) options to purchase 5,500 shares of Common Stock at an exercise price of $4.56 per share, which options were granted under the 1996 Plan and expire in March 2009 and (iv) 9,132 shares of Common Stock that Mr. Wiedemann may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees. Does not include options which were granted under the 1996 Plan to purchase 6,000 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

(18) Includes for Mr. Wunderman (i) 26,000 shares of Common Stock owned by Mr. Wunderman, (ii) options to purchase 50,000 shares of Common Stock at an exercise price of $5.8570 per share, which options were granted under the 1996 Plan and expire in March 2008, (iii) options to purchase 5,500 shares of Common Stock at an exercise price of $4.56 per share, which options were granted under the 1996 Plan and expire in March 2009 and (iv) 9,132 shares of Common Stock that Mr. Wunderman may elect to take as a deferred stock award under the 1996 Plan in lieu of his annual director's fees. Does not include options which were granted under the 1996 Plan to purchase 6,000 shares of Common Stock, which are not exercisable within 60 days of May 1, 2000.

                                 OTHER BUSINESS

         It is not intended to bring before the Special Meeting any matters except those proposed herein. Management is not aware at this time of any other matters that are to be presented for action. If, however, any other matters properly come before the meeting, the persons named as proxies in the enclosed form of proxy intend to vote in accordance with their judgment on the matters presented.

                            PROPOSALS OF STOCKHOLDERS

         Proposals, if any, of our stockholders that are intended to be presented by such stockholders at our Annual Meeting of Stockholders in 2001 must be received by the Secretary of the Company no later than October 14, 2000, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to the 2001 Annual Meeting. Any proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 must be received by December 27, 2000, to be considered for presentation at the 2001 Annual Meeting. All proposals must be mailed to the Company's principal executive offices at 11900 Biscayne Boulevard, Miami, Florida 33181, Attention:
Secretary.

                   PROVISION OF CERTAIN ADDITIONAL INFORMATION

         Attached to this Proxy Statement are the following appendices:

         APPENDIX A -   Stock Purchase and Sale Agreement with new outside
                        investors
         APPENDIX B -   Stock Purchase and Sale Agreement with Samstock, L.L.C.
                        and certain officers and directors

         In addition, the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, and Quarterly Reports on Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000 are being furnished with this Proxy Statement.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the public reference facilities in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our SEC filings are also available to the public on the SEC web site at http://www.sec.gov.

         The SEC allows us to "incorporate by reference" the information we have filed with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered a part of this proxy statement. We incorporate by reference the following documents, which contain important information about us and our finances:

         (1) Annual Report on Form 10-K for the fiscal year ended September 30, 1999;

         (2) Quarterly Reports on Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000; and

         (3)      Registration Statement on Form 8-A, filed on June 14, 1995.

         Copies of each of Transmedia's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q referred to above accompany this Proxy Statement. You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

                             Transmedia Network Inc.
                             11900 Biscayne Boulevard
                             Miami, FL  33181
                             Attn.: Mr. Stephen E. Lerch
                                    Executive Vice President
                                    and Chief Financial Officer

                             Tel:   (305) 892-3306

                                          By Order of the Board of Directors,


                                          KEITH KIPER
                                          Secretary

                                                                      Appendix A

                        STOCK PURCHASE AND SALE AGREEMENT

         STOCK PURCHASE AND SALE AGREEMENT, dated as of April 28, 2000 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among Minotaur Partners II, L.P., an Illinois limited partnership ("MP II"), ValueVision International Inc., a Minnesota corporation ("ValueVision"), Dominic Mangone ("Mangone"), Raymond Bank ("Bank" and, together with MP II, ValueVision and Mangone, the "Purchasers"), and Transmedia Network Inc., a Delaware corporation (the "Company"). All capitalized terms used and not otherwise defined herein have the meanings ascribed to them in Article IX hereof.

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) 1,534,247 newly issued shares of Common Stock in the aggregate (such 1,534,247 newly issued shares, collectively the "Shares") at a price of $4.5625 per share (the "Share Purchase Price") and (ii) warrants (the "Warrants") in the form of Exhibit A hereto to purchase an additional 3,068,494 shares of Common Stock in the aggregate (such additional 3,068,494 shares of Common Stock in the aggregate issuable from time to time upon the exercise of the Warrants, collectively the "Warrant Shares").

         NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                    PURCHASE AND SALE OF SHARES AND WARRANTS

         1.1 Purchase and Sale of the Shares and Warrants. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closings, the Company shall issue and sell to the Purchasers (in such proportions as between the Purchasers as set forth on Schedule 1 hereto), and the Purchasers shall so purchase from the Company, the Shares and Warrants in two separate tranches, as follows:

         (a) In the first tranche (the "First Tranche"), the Company shall issue and sell to the Purchasers, and the Purchasers shall so purchase from the Company, free and clear of all Liens, (i) 904,303 Shares (the "First Tranche Shares") and (ii) Warrants to purchase 1,808,606 Warrant Shares (the "First Tranche Warrants"); and

         (b) In the second tranche (the "Second Tranche"), the Company shall issue and sell to the Purchasers, and the Purchasers shall so purchase from the Company, (i) 629,944 Shares (the "Second Tranche Shares") and (ii) Warrants to purchase 1,259,888 Warrant Shares (the "Second Tranche Warrants").

         1.2 Consideration. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, the Purchasers shall pay to the Company (in such proportions as between the Purchasers as set forth on Schedule 1 hereto) (i) $4,125,882 in the aggregate for the First Tranche (the "First Purchase Price") and (ii) $2,874,120 in the aggregate for the Second Tranche (the "Second Purchase Price" and, together with the First Purchase Price, the "Purchase Price").

                                   ARTICLE II

                                  THE CLOSINGS

         2.1 Time and Place. (a) Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, the closing of the First Tranche (the "First Closing") shall take place at the offices of Transmedia Network Inc., 11900 Biscayne Boulevard, Miami, Florida, at 10:00 a.m. (local time) on the third business day following the date on which all of the conditions hereunder have been satisfied or waived, or at such other place or time as the Purchasers and the Company may agree. The date and time at which the First Closing actually occurs is hereinafter referred to as the "First Closing Date."

         (b) Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, including but not limited to the Stockholder Approval, the closing of the Second Tranche (the "Second Closing" and, together with the First Closing, the "Closings") shall take place at the offices of Transmedia Network Inc., 11900 Biscayne Boulevard, Miami, Florida, at 10:00 a.m. (local time) within ten business days of the Company receiving the Stockholder Approval, or at such other place or time as the Purchasers and the Company may agree, but in no event at any time prior to the receipt of the Stockholder Approval. The date and time at which the Second Closing actually occurs is hereinafter referred to as the "Second Closing Date" and, together with the First Closing Date, the "Closing Dates."

         2.2 Deliveries by the Company. (a) At the First Closing, the Company shall deliver the following to the Purchasers:

                  (i) stock certificates representing the First Tranche Shares, in the names of MP II, ValueVision, Mangone and Bank, dated as of the First Closing Date, in the respective denominations set forth on Schedule 1 hereto;

                  (ii) the First Tranche Warrants, in the names of MP II, ValueVision, Mangone and Bank, dated as of the First Closing Date, in the respective denominations set forth on Schedule 1 hereto; and

                  (iii) all other documents, instruments and writings required to be delivered by the Company at or prior to the First Closing Date pursuant to this Agreement.

         (b) At the Second Closing, the Company shall deliver the following to the Purchasers:

                  (i) a certificate of the Secretary or any Assistant Secretary of the Company certifying as to the receipt by the Company of the Stockholder Approval;

                  (ii) stock certificates representing the Second Tranche Shares, in the names of MP II, ValueVision, Mangone and Bank, dated as of the Second Closing Date, in the respective denominations set forth on Schedule 1 hereto;

                  (iii) the Second Tranche Warrants, in the names of MP II, ValueVision, Mangone and Bank, dated as of the Second Closing Date, in the respective denominations set forth on Schedule 1 hereto; and

                  (iv) all other documents, instruments and writings required to be delivered by the Company at or prior to the Second Closing Date pursuant to this Agreement.

         2.3 Deliveries by the Purchasers. (a) At the First Closing, the Purchasers shall deliver the following to the Company:

                  (i) the First Purchase Price by wire transfer of immediately available funds to such accounts designated in a writing delivered by the Company to the Purchasers no less than two (2) business days prior to the First Closing Date or by such other means as may be agreed upon in writing by the Company and the Purchasers; and

                  (ii) all other documents, instruments and writings required to be delivered by the Purchasers at or prior to the First Closing Date pursuant to this Agreement.

         (b) At the Second Closing, the Purchasers shall deliver the following to the Company:

                  (i) the Second Purchase Price by wire transfer of immediately available funds to such accounts designated in a writing delivered by the Company to the Purchasers no less than two (2) business days prior to the Second Closing Date or by such other means as may be agreed upon in writing by the Company and the Purchasers; and

                  (ii) all other documents, instruments and writings required to be delivered by the Purchasers at or prior to the Second Closing Date pursuant to this Agreement.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents, warrants and covenants to the Purchasers on the date of this Agreement and again on the First Closing Date, which representations, warranties and covenants shall survive the Closings to the extent hereinafter provided, that (except as set forth in the Company's schedules delivered herewith):

         3.1 Organization and Qualification. Each of the Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to carry on its business as it is now being conducted. Each of the Company and each Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction (including any foreign country) where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so qualified or licensed or in good standing which would not, individually or in the aggregate, have a Material Adverse Effect.

         3.2 Certificate of Incorporation and Bylaws. The Company has heretofore made available to the Purchasers a complete and correct copy of the certificates of incorporation of the Company and iDine and the bylaws of the Company and iDine as currently in effect (collectively, the "Organizational Documents"). Such Organizational Documents are in full force and effect, and no other organizational documents are applicable to or binding upon the Company or any Subsidiary (including, without limitation, any joint venture, investment or other agreement). Neither the Company nor iDine is in violation of any of the provisions of its Organizational Documents.

         3.3 Capitalization; Subsidiaries.

         (a) The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of March 31, 2000, (i) 13,632,709 shares of Common Stock were issued and outstanding, (ii) 4,149,378 shares of Series A Preferred Stock were issued and outstanding and
(iii) no shares of Common Stock or Preferred Stock were held in the treasury of the Company.

         (b) The First Tranche Shares and the First Tranche Warrants shall represent approximately 13.23% of the Fully Diluted Common Stock and 19.90% of the outstanding shares of Common Stock as of the First Closing Date. The Second Tranche Shares and the Second Tranche Warrants shall represent approximately 8.44% of the Fully Diluted Common Stock and 13.86% of the outstanding shares of Common Stock as of the Second Closing Date.

         (c) Except as set forth above in Section 3.3(a) and as set forth in
Schedule 3.3(c) hereto, and except with respect to options granted to employees of the Company in the ordinary course of business, there were as of March 31, 2000 no outstanding Equity Securities of the Company. Schedule 3.3(c) includes a true and correct table summarizing all outstanding stock options, warrants and other rights to acquire Equity Securities of the Company or any Subsidiary, including the identity and title of the holder (other than the holders of the Series A Preferred

Stock), the number of shares covered, the vesting schedule therefor, the exercise price therefor, and the termination date therefor.

         (d) Each of the outstanding shares of capital stock of each Subsidiary is duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by the Company free and clear of all Liens, and there are no outstanding Equity Securities of any Subsidiary other than such shares. Except as set forth on Schedule 3.3(d) hereto, the Company does not own, directly or indirectly, any capital stock or other equity interest in any Person other than the Subsidiaries.

         3.4 The Shares and the Warrants.

         (a) Upon payment of the First Purchase Price, the Purchasers will acquire good and marketable title to the First Tranche Shares and the First Tranche Warrants, free and clear of all Liens, and such First Tranche Shares shall be validly issued, fully paid and nonassessable. Upon exercise of the First Tranche Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the First Tranche Warrants, the Purchasers will acquire good and marketable title to the First Warrant Shares, free and clear of all Liens, and such First Warrant Shares shall be validly issued, fully paid and nonassessable.

         (b) Upon payment of the Second Purchase Price, the Purchasers will acquire good and marketable title to the Second Tranche Shares and the Second Tranche Warrants, free and clear of all Liens, and such Second Tranche Shares shall be validly issued, fully paid and nonassessable. Upon exercise of the Second Tranche Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Second Tranche Warrants, the Purchasers will acquire good and marketable title to the Second Warrant Shares, free and clear of all Liens, and such Second Warrant Shares shall be validly issued, fully paid and nonassessable.

         3.5 Power and Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Co-Sale and Voting Agreement, the Investment Agreement, the Warrants and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of the Company to the Purchasers or any of their representatives in connection with the transactions contemplated hereby or thereby (collectively, the "Company Transaction Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of the Company Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Board of Directors of the Company (the "Board"), and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of the Company Transaction Documents or the consummation of the transactions contemplated hereby and thereby, other than Stockholder Approval. The Board has approved each of the Company Transaction Documents and the transactions contemplated hereby and thereby so as to render inapplicable to such transactions, including, without limitation, the issuance to the Purchasers of the Shares, the Warrants and Warrant Shares, the restrictions contained in Article Seventh of the Certificate of Incorporation of the Company and the restrictions contained in Section 203 of the Delaware General Corporation Law. Each of the

Company Transaction Documents has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof and thereof by the Purchasers, each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         3.6 No Conflict; Required Filings and Consents. The execution, delivery and performance of the Company Transaction Documents by the Company do not and will not: (a) conflict with or violate the Organizational Documents of the Company or any Subsidiary; (b) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any Subsidiary or by which its or any of their respective properties are bound or affected; (c) require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity (other than any filing required under Section 13(a) or (d), 14, 15(d) or 16(a) of the Exchange
Act); or (d) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss by the Company or any Subsidiary of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any Subsidiary pursuant to, any Contract, Permit or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties are bound or affected; other than (i) in the case of clauses (b) and (d) for such conflicts, violations, breaches, defaults, rights, losses and Liens as, and
(ii) in the case of clause (c), such consents, approvals, authorizations, permits, actions, filings and notifications, the absence of which, would not have a Material Adverse Effect.

         3.7 Employment, Consulting and Severance Agreements and Related Matters. Except as set forth in Schedule 3.7 hereto:

         (a) There are no Employment, Consulting or Severance Agreements with respect to iDine to which the Company or iDine is a party or by which the Company or iDine or any of their respective assets may be bound, and no present or former employee, officer, director, consultant, independent contractor or other agent of the Company or iDine is a party to or the beneficiary of any such Employment, Consulting or Severance Agreements; and

         (b) The execution and delivery of this Agreement or the other Company Transaction Documents and the consummation of the transactions contemplated hereby and thereby: (i) do not and will not result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss by the Company or any Subsidiary of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of any Employment, Consulting or Severance Agreement; or (ii) do not and will not give rise to any obligation on the part of the Company or any Subsidiary to pay or provide any Severance Payment.

         3.8 Compliance; No Violation. Each of the Company and each Subsidiary is in compliance with, and is not in default or violation of, (i) its respective Organizational Documents and (ii) all Contracts, Permits and other instruments or obligations to which any of them are a party or by which any of them or any of their respective properties may be bound or affected, except, in the case of clause (ii), for any such failures of compliance, defaults and violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since January 1, 2000, neither the Company nor any Subsidiary has received notice of any revocation or modification of any federal, state, local or foreign Permit material to the Company and its subsidiaries taken as a whole.

         3.9 SEC Documents; Undisclosed Liabilities.

         (a) Since September 30, 1998, the Company has filed all required reports, schedules, forms, proxy, registration and other statements and other documents with the SEC (collectively, the "SEC Documents"). As of the date of this Agreement, the last SEC Document filed by the Company was its Quarterly Report on Form 10-Q for the quarter ended December 31, 1999. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. As of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later SEC Document filed and publicly available prior to the Closing Dates, the circumstances or bases for which modifications or supersessions have not and will not individually or in the aggregate result in any material liability or obligation on behalf of the Company under the Securities Act, the Exchange Act, the rules promulgated under the Securities Act or the Exchange Act, or any federal, state or local anti-fraud, blue-sky, securities or similar laws. The consolidated financial statements of the Company included in the SEC Documents (as amended or supplemented by any later filed SEC Document filed and publicly available prior to January 1, 2000), comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in notes thereto) and fairly present the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, neither the Company nor any Subsidiary has any obligation or liability of any nature whatsoever (direct or indirect, matured or unmatured, absolute, accrued, contingent or otherwise) either (i) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company and the Subsidiaries or in the notes thereto or (ii) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect whether or not required by generally accepted accounting principles to be provided or reserved against on a balance sheet prepared in accordance with generally accepted accounting principles; other than liabilities and obligations reflected or reserved against in the consolidated financial statements of the Company and its consolidated subsidiaries included in the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1999, or incurred since the date of the balance sheet included in such financial statements in the ordinary course of business which are not individually or collectively material to the Company and the Subsidiaries taken as a whole.

         (b) At the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders' Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder except that the Company makes no representation, warranty or covenant with respect to any written information supplied by the Purchasers specifically for inclusion in the Proxy Statement.

         3.10 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents, since January 1, 2000, the Company and the Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, and there has not occurred any event, condition, circumstance, change or development (whether or not in the ordinary course of business) that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 3.10 hereto or as disclosed in any SEC Documents filed with the SEC and publicly available prior to January 1, 2000, since January 1, 2000, there has not been (i) any change by the Company in its accounting methods, principles or practices, (ii) any revaluation by the Company of any of its or any Subsidiary's material assets, including but not limited to, writing down the value of any Rights to Receive other than in the ordinary course of business consistent with past practice, (iii) any entry outside the ordinary course of business by the Company or any Subsidiary into any commitments or transactions material, individually or in the aggregate, to the Company and the Subsidiaries taken as a whole, (iv) any declaration, setting aside or payment of any dividends or distributions in respect of the shares of Common Stock or, any redemption, purchase or other acquisition of any of its securities, other than semi-annual cash dividends of $.02 per share on outstanding Common Stock consistent with past practices, (v) any grant or issuance of any Equity Securities of the Company or any Subsidiary; or (vi) any increase in, establishment of or amendment of any Employment, Consulting or Severance Agreement, bonus, insurance, deferred compensation, pension, retirement, profit sharing, stock option (including without limitation the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, or any other increase in the compensation payable or to become payable to any present or former directors, officers or employees of the Company or any Subsidiary, except for increases in compensation in the ordinary course of business consistent with past practice.

         3.11 Absence of Litigation; Compliance. Except as set forth on Schedule
3.11 hereto or as disclosed in any SEC Documents filed with the SEC and publicly available prior to January 1, 2000, there are no suits, claims, actions, proceedings or investigations pending or, to the Company's knowledge, overtly threatened against the Company or any Subsidiary, or any properties or rights of the Company or any Subsidiary, before any arbitrator or Governmental Entity, that (i) if determined adversely to the Company or any Subsidiary could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) seek to delay or prevent the consummation of the transactions contemplated by this Agreement or any other Transaction Document. Neither the Company nor any Subsidiary nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree, determination or award having, or which in the future could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could prevent or delay the consummation of the transactions contemplated by this Agreement or any other Transaction Document. Neither the Company nor any Subsidiary is in violation of, nor has the Company or any Subsidiary violated, any applicable provisions of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligations to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their respective properties are bound or affected except for any such violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents filed with the SEC and publicly available prior to January 1, 2000, the Company and its Subsidiaries are in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Entity (including, without limitation, with respect to employment and employment practices, immigration laws relevant to employment, and terms and conditions of employment and wages and hours) except for any failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents filed with the SEC and publicly available prior to January 1, 2000, no investigation by any Governmental Entity with respect to the Company or any Subsidiary is pending or threatened.

         3.12 Material Contracts; Defaults. All material Contracts (other than Employment, Consulting or Severance Agreements) to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective assets may be bound (the "Material Contracts") have been filed with or described in the Company's SEC Documents. Neither the Company nor any Subsidiary is, or has received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract, except for those defaults which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default by the Company or any Subsidiary or, to the Company's knowledge, by any other party. To the Company's knowledge, no party to any Material Contract has threatened to terminate such Material Contract (or modify such Material Contract in a manner detrimental to the Company or any Subsidiary).

         3.13 Intellectual Property. The Company and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any Liens) all patents, trademarks, trade names, copyrights, technology, know-how, trade secrets, processes and computer software (including, without limitation, all documentation and source and object codes with respect to such software) used in or necessary for the conduct of its business as currently conducted which are material to the business, operations, assets, prospects, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. To the Company's knowledge, the use of such patents, trademarks, trade names, copyrights, technology, know-how, trade secrets, processes and computer software (including, without limitation, all documentation and source and object codes with respect to such software) by the Company and its Subsidiaries does not infringe or otherwise violate the rights of any person. To the Company's knowledge, no person is infringing any right of the Company or any Subsidiary with respect to any such patents, trademarks, trade names, copyrights, technology, know-how, processes or computer software (including, without limitation, all documentation and source and object codes with respect to such software).

         3.14 Vote Required. The affirmative vote of the holders of no more than a majority of the outstanding shares of Common Stock and the Series A Preferred Stock, voting together as a class, is the only vote of the holders of any class or series of capital stock or other Equity Securities of the Company necessary to approve the issuance and sale of the Second Tranche Shares and the Second Tranche Warrants.

         3.15 Takeover Status. No "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal laws or applicable stock exchange rules or regulations, including, without limitation, Section 203 of the Delaware General Corporation Law, applicable to the Company or any Subsidiary is applicable to the transactions contemplated hereby or by any other Transaction Document, taken individually or in the aggregate.

         3.16 Compliance with Securities Laws. The Company has not taken, and will not take, any action which would subject the issuance and sale of the Shares, the Warrants and/or the Warrant Shares pursuant to this Agreement to the provisions of Section 5 of the Securities Act, or violate the registration or qualification provisions of any securities or blue sky laws of any applicable jurisdiction, and, based in part on the representations of the Purchasers in
Section 4.5, the sale of the Shares and the Warrants pursuant to this Agreement and the issuance of the Warrant Shares from time to time upon exercise of the Warrants complies with all applicable requirements of applicable federal and state securities and blue sky laws.

         3.17 Brokers. No broker, finder, investment banker or other person is entitled to receive from the Purchasers any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Company Transaction Documents based upon arrangements made by or on behalf of the Company.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of MP II, ValueVision, Mangone and Bank hereby severally, but not jointly, represents, warrants and covenants to the Company, with respect to itself or himself, on the date of this Agreement and again on each of the Closing Dates, which representations and warranties shall survive the Closings, as follows:

         4.1 Organization. MP II is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized. ValueVision is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

         4.2 Authority Relative to This Agreement, etc. Each of MP II, ValueVision, Mangone and Bank, as applicable, has the requisite power and authority to execute and deliver this Agreement, the Investment Agreement, the Co-Sale and Voting Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of MP II, ValueVision, Mangone and/or Bank to the Company or any of its representatives in connection with the transactions contemplated hereby or thereby (collectively, "Purchaser Transaction Documents"), to perform its or his obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of the Purchaser Transaction Documents by MP II and ValueVision and the consummation by MP II and ValueVision of the transactions contemplated hereby and thereby have been duly authorized by the general partner of MP II and an authorized officer of ValueVision, and no other proceedings on the part of MP II or ValueVision, are necessary to authorize the execution, delivery and performance of the Purchaser Transaction Documents or the transactions contemplated hereby or thereby. Each of the Purchaser Transaction Documents has been duly executed and delivered by MP II, ValueVision, Mangone and/or Bank, as the case may be, and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of MP II, ValueVision, Mangone and/or Bank, as the case may be, enforceable against MP II, ValueVision, Mangone and/or Bank, as the case may be, in accordance with its terms.

         4.3 No Conflict; Required Filings and Consents. The execution, delivery and performance of the Purchaser Transaction Documents by MP II, ValueVision, Mangone or Bank, as the case may be, does not and will not: (i) conflict with or violate the organizational documents of MP II or ValueVision, as the case may be; (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to MP II, ValueVision, Mangone or Bank, as the case may be, or by which any of their properties are bound or affected; (iii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity (other than any filing required under Section 13(a) or (d), 14, 15(d) or 16(a) of the Exchange Act); or (iv) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of MP II, ValueVision, Mangone or Bank, as the case may be, pursuant to, any Contract, Permit or other instrument or obligation to which MP II, ValueVision, Mangone or Bank, as the case may be, is a party or by which MP II, ValueVision, Mangone or Bank, as the case may be, or any of its properties are bound or affected, except, in the case of clauses (ii), (iii) and
(iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not, individually or in the aggregate, reasonably be expected to impair or delay the ability of MP II, ValueVision, Mangone or Bank, as the case may be, to perform its obligations under this Agreement.

         4.4 Brokers. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Purchaser Transaction Documents based upon arrangements made by or on behalf of MP II, ValueVision, Mangone or Bank.

         4.5 Investment Intent. Each of MP II, ValueVision, Mangone and Bank (i) agrees that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be sold or transferred except pursuant to a registration statement or pursuant to an exemption from the Securities Act, (ii) is purchasing the Shares and the Warrants and will purchase the Warrant Shares for its own account for investment, and not with a view to, or for resale in connection with, any public distribution of the Shares, the Warrants or any Warrant Shares and (iii) agrees to include in any Schedule 13D filed with the SEC covering the Shares and the Warrant Shares a statement asserting their investment intent, such statement to be in a form that is reasonably satisfactory to the Company.

         4.6 Share Ownership. Except as set forth on the Purchasers' Schedule 4.6, the Purchasers do not beneficially own any Equity Securities.

         4.7 Proxy Statement. The information supplied or to be supplied by MP II, ValueVision, Mangone and Bank in writing specifically for inclusion in the Proxy Statement will not, at the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

         4.8 Availability of Funds. MP II, ValueVision, Mangone and/or Bank has on hand and will have on each Closing Date sufficient funds to pay the Purchase Price then payable in accordance with the terms of this Agreement and all fees and expenses incurred in connection with the transactions contemplated hereby for which MP II, ValueVision, Mangone and/or Bank is responsible.

         4.9 MP II, ValueVision, Mangone and Bank not "Interested Stockholders". Except to the extent that they may be deemed such by virtue of this Agreement and the Co-Sale and Voting Agreement, neither of MP II, ValueVision, Mangone and Bank, nor any of their affiliates, is an "interested stockholder" of the Company within the meaning of Section 203 of the Delaware General Corporation Law or
Article 7 of the Company's Certificate of Incorporation.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         5.1 Access to Information. The Purchasers are entitled to continue their due diligence investigation of the Company and the Subsidiaries, including without limitation, any business, legal, financial or environmental due diligence as the Purchasers deem appropriate. The Company will permit the Purchasers and their authorized representatives, accountants, attorneys, advisors and consultants full access to the Company's and the Subsidiaries' property and all records and other data with respect to the Company, the Subsidiaries, and their respective properties, assets, operations, sales and marketing activities, and products and services, as is reasonably requested, and will provide such assistance as is reasonably requested. Upon prior notification to the Company, the Purchasers are entitled to contact and communicate with employees, participating merchants (i.e., restaurants, other vendors and credit card companies), legal advisors and accountants of the Company and the Subsidiaries.

         5.2 Filings. As promptly as practicable after the date of this Agreement, the Company and the Purchasers shall make or cause to be made all filings and submissions under laws and regulations applicable to the Company and the Purchasers, if any, as may be required for the consummation of the transactions contemplated by this Agreement. The Purchasers and the Company shall coordinate and cooperate in exchanging such information and providing such reasonable assistance as may be requested by any of them in connection with the filings and submissions contemplated by this Section 5.2.

         5.3 Stockholders' Meeting. The Company acting through the Board shall, in accordance with applicable law, as soon as practicable:

         (a) duly call, give notice of, convene and hold a special meeting of its stockholders (the "Stockholders' Meeting") for the purpose of considering and taking action upon the Proxy Proposal;

         (b) include in the proxy statement (the "Proxy Statement") to be distributed to the Company's stockholders in connection with the Proxy Proposal, including any amendments or supplements thereto (which Proxy Statement shall be in form and content reasonably satisfactory to the Purchasers), the recommendation of the Board that the stockholders of the Company vote in favor of the approval of the Proxy Proposal;

         (c) provide a reasonable opportunity for the Purchasers and their counsel to review and provide comment on the Proxy Statement prior to its filing;

         (d) use its best efforts (i) to obtain and furnish the information required to be included by it in the Proxy Statement and respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time and (ii) to obtain the necessary approvals by its stockholders of the Proxy Proposal; and

         (e) cause the Proxy Statement (i) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and (ii) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder, provided that the Company makes no covenant with respect to any written information supplied by the Purchasers specifically for inclusion in the Proxy Statement.

         5.4 Board of Directors. At all times prior to the fifth anniversary of the First Closing Date, the Company hereby agrees to take all action within its power to cause one person designated by MP II who is reasonably acceptable to the Independent Directors ("MP II Designee") to be appointed to the Board of Directors of the Company (the "Board"). The MP II Designee shall serve on the Board for as long as the Shares and Warrant Shares held by the Purchasers constitute at least 5% of the combined voting power of the Company's voting securities.

         5.5 Agreement to Cooperate; Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents, including providing information and using reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals, and effecting all necessary registrations and filings. In case at any time after the Closing Dates any further action is necessary or desirable to transfer any Shares, the Warrants or the Warrant Shares to the Purchasers or otherwise to carry out the purposes of this Agreement and the other Transaction Documents, the Company and the Purchasers shall execute such further documents and shall take such further action as shall be necessary or desirable to effect such transfer and to otherwise carry out the purposes of this Agreement and the other Transaction Documents, in each case to the extent not inconsistent with applicable law.

         5.6 Public Announcements. Any public announcement made by or on behalf of any Purchaser or the Company prior to the termination of this Agreement pursuant to Article VII hereof concerning this Agreement, the transactions described herein or in any other Transaction Document or any other aspect of the dealings heretofore had or hereafter to be had between the Company and the Purchasers and their respective Affiliates must first be approved in writing by the other (any such approval not to be unreasonably withheld), subject to the Company's obligations under applicable law or New York Stock Exchange rules and listing requirements as a public company (but the Company shall use its best efforts to consult with the Purchasers as to all such public announcements).

         5.7 Notification of Certain Matters. The Company shall promptly provide the Purchasers (or their counsel) with copies of all filings made by the Company with the SEC or any other Governmental Entity in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby.

         5.8 Representations and Warranties. The Company shall give prompt notice to the Purchasers, and the Purchasers shall give prompt notice to the Company, of (a) any representation or warranty made by such party contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect prior to the Closings or
(b) the failure by such party prior to the Closings to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

         5.9 Use of Proceeds. Unless otherwise approved by the Board, the proceeds raised by the Company pursuant to this Agreement shall be used solely for the development of iDine.

         5.10 Indemnification and Insurance.

         (a) The Certificate of Incorporation and By-Laws of the Company shall contain the provisions with respect to indemnification set forth in the Certificate of Incorporation and By-Laws of the Company on the date hereof, which provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights to indemnification thereunder of any current or future directors, officers, employees or agents of the Company, unless such modification is required by law.

         (b) The Company shall, to the fullest extent permitted under applicable law or under the Company's Certificate of Incorporation or By-Laws as in effect on the First Closing Date and regardless of whether the First Closing occurs, indemnify and hold harmless each present and former director, officer or employee of the Company or any of its Subsidiaries (collectively, the "Indemnified Parties") against any out of pocket costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative incurred by such person by reason of the fact that such person is or was an Indemnified Party, (x) arising out of or pertaining to the transactions contemplated by this Agreement and the other Transaction Documents or (y) otherwise with respect to any acts or omissions occurring on or prior to the First Closing Date, to the same extent as provided in the Company's Certificate of Incorporation or By-Laws as in effect on the First Closing Date or any Material Contract containing an agreement concerning indemnification of any Indemnified Parties. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the First Closing Date), (i) any counsel retained by the Indemnified Parties for any period after the First Closing Date shall be reasonably satisfactory to the Company, (ii) after the First Closing Date, the Company shall pay the reasonable fees and expenses of such counsel, promptly after statements therefor are received, provided the Indemnified Parties first deliver to the Company a written undertaking to repay such amounts if it is ultimately determined that such person is not entitled to be indemnified by the Company under this Section 5.10, and (iii) the Company will cooperate in the defense of any such matter; provided, however, that the Company shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Indemnified Parties as a group may retain (in addition to local counsel) only one law firm to represent them with respect to any single action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties.

         (c) For as long as the MP II Designee serves on the Board, the Company shall maintain in effect directors' and officers' liability insurance covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy on terms comparable to those now applicable to directors and officers of the Company.

         (d) The obligations of the Company under this Section 5.10 shall survive the First Closing, are intended to benefit the Company and the Indemnified Parties, shall be binding on all successors and assigns of the Company and shall be enforceable by the Indemnified Parties.

                                   ARTICLE VI

                         CONDITIONS AND SCHEDULE UPDATES

         6.1 Conditions to Obligation of Each Party. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to each of the Closing Dates of the following conditions:

                  (a) No temporary restraining order, preliminary or permanent injunction or other order or decree by any court of competent jurisdiction which prevents the consummation of the transactions contemplated by this Agreement or the other Transaction Documents or imposes material conditions with respect thereto shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

                  (b) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any Governmental Entity which would prevent the consummation of the transactions contemplated by this Agreement or the other Transaction Documents or impose material conditions with respect thereto;

                  (c) All orders, consents and approvals of Governmental Entities legally required for the consummation of the transactions contemplated by this Agreement or the other Transaction Documents shall have been obtained and be in effect at each of the Closing Dates;

                  (d) The Shares and the Warrant Shares to be issued at each of the Closings shall have been approved for listing by the New York Stock Exchange upon official notice of issuance; and

                  (e) Only with respect to the Second Closing, the Proxy Proposal shall have received Stockholder Approval.

         6.2 Condition to Obligations of the Company. The obligation of the Company to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to each of the Closing Dates (except as noted below) of the following additional conditions:

                  (a) The Purchasers shall have performed in all material respects all obligations by the Purchasers required to be performed at or prior to the Closing Dates, and the representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and true and correct (if so qualified) on and as of the date of this Agreement and at and as of the Closing Dates as if made at and as of each Closing Date, except to the extent that any such representation or warranty expressly relates to another date (in which case, as of such date) and the Company shall have received a certificate signed on behalf of each of MP II, ValueVision, Mangone and/or Bank, to such effect;

                  (b) No action or proceeding shall be pending against the Company or the Purchasers before any court of competent jurisdiction to prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated by this Agreement or the other Transaction Documents;

                  (c) All consents, approvals, authorizations and permits of, actions by, filing with or notifications to, Governmental Entities and third parties required in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained, taken or made;

                  (d) The Purchasers shall have executed and delivered to the Company the Investment Agreement, and such Investment Agreement shall be in full force and effect; and

                  (e) The Purchasers shall have executed and delivered to the Company the Co-Sale and Voting Agreement, and such Co-Sale and Voting Agreement shall be in full force and effect.

         6.3 Conditions to Obligations of the Purchasers. (a) The obligations of the Purchasers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the First Closing Date of the following additional conditions:

                   (i) The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Dates, and the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and true and correct (if so qualified) on and as of the date of this Agreement and at and as of the Closing Dates (as modified by the matters or circumstances reflected in the Updated Schedules, if any, provided by the Company to the Purchasers in accordance with Section 6.4 hereof) as if made at and as of each Closing Date, except to the extent that any such representation or warranty expressly relates to another date (in which case, as of such date) and the Purchasers shall have received a certificate from the Company signed by an executive officer, to such effect;

                  (ii) No action or proceeding shall be pending against the Company or the Purchasers before any court of competent jurisdiction which action or proceeding has been brought by a Governmental Entity and which is reasonably likely to have a Material Adverse Effect or to prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated by this Agreement or the other Transaction Documents;

                  (iii) All consents, approvals, authorizations and permits of, actions by, filings with or notifications to, Governmental Entities and third parties required in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained, taken or made;

                  (iv) The Purchasers shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, containing the opinions in the form attached hereto as Exhibit B with such provisions concerning scope of firm's inquiry, law covered by opinion, reliance by the firm, assumptions, definition of firm's "knowledge", qualifications, limitations and similar matters as shall be reasonably acceptable to the Company;

                  (v) The Company shall have executed and delivered to the Purchasers the Investment Agreement, and such Investment Agreement shall be in full force and effect;

                  (vi) The Company shall have executed and delivered to the Purchasers the Co-Sale and Voting Agreement, and such Co-Sale and Voting Agreement shall be in full force and effect; and

                  (vii) The Company shall have reached agreement with other investors, including Gene Henderson and Greg Robitaille, reasonably acceptable to the Purchasers to invest at least $3,000,000 in the securities of the Company on terms no more favorable than those of the Purchasers.

         (b) The obligations of the Purchasers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Second Closing Date of the following additional conditions:

                  (i) No action or proceeding shall be pending against the Company or the Purchasers before any court of competent jurisdiction which action or proceeding has been brought by a Governmental Entity and which is reasonably likely to have a Material Adverse Effect or to prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated by this Agreement or the other Transaction Documents; and

                  (ii) All consents, approvals, authorizations and permits of, actions by, filings with or notifications to, Governmental Entities and third parties required in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained, taken or made.

         6.4 Schedule Updates. At any time prior to two (2) business days prior to the First Closing, the Company shall be entitled to update any schedule referred to in Article III of this Agreement or add new schedules not referred to in or contemplated by Article III by written notice to the Purchasers if necessary in order to make the corresponding representations and warranties true and correct as of the First Closing Date; provided that such updated or new Schedules may only reflect changes in circumstances or matters arising subsequent to the date of the execution of this Agreement that are not the result of any action undertaken, or failure to act, by the Company or the Subsidiaries in breach of any provision of this Agreement (any such updated or new schedules, "Updated Schedules"); it being understood that the Company shall not be entitled to reflect in any Updated Schedules any circumstances, matters or facts which were in existence as of or prior to the date of this Agreement, whether or not the Company knew or should have known of such circumstances, matters or facts as of the date of this Agreement). If, in accordance with the immediately preceding sentence, new schedules are added, the applicable section or subsection of Article III corresponding to such new schedule shall be read to include the words "except as set forth in Schedule [insert applicable section or subsection number]" or words of similar meaning to appropriately connote the modifications created by such new schedule. The delivery of any Updated Schedules pursuant to this Section 6.4 shall not cure any breach of any representation, warranty or covenant made in this Agreement as of the date of this Agreement.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to either Closing Date:

                  (a) By mutual written consent of the Purchasers and the Company;

                  (b) By the Purchasers if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, which breach has not been cured within ten
         (10) business days following receipt by the breaching party of notice of such breach; or

                  (c) By the Company, if there has been a material breach by the Purchasers of any representation, warranty, covenant or agreement set forth in this Agreement which breach has not been cured within ten (10) business days following receipt by the breaching party of notice of such breach.

         7.2 Termination Prior to the Second Closing. This Agreement may be terminated with respect to the Second Closing, and the transactions contemplated by this Agreement in connection with the Second Closing may be abandoned at any time prior to the Second Closing Date:

                  (a) By the Purchasers, upon notice to the Company, if the Second Closing shall not have occurred on or before the one hundred twentieth (120th) day following the First Closing, unless the absence of such occurrence shall be due to the failure of the Purchasers to perform in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Second Closing;

                  (b) By the Purchasers or the Company, upon notice to the other, if the Company's stockholders fail to adopt the Proxy Proposal at the Stockholders' Meeting; or

                  (c) By the Purchasers, if the Board of Directors of the Company shall withdraw, modify or change its approval or recommendation of the Proxy Proposal in a manner adverse to the Purchasers or shall have resolved to do so.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         8.1 General. From and after the First Closing, the parties shall indemnify each other as provided in this Article VIII. No specifically enumerated indemnification obligation with respect to a particular subject matter as set forth below shall limit or affect the applicability of a more general indemnification obligation as set forth below with respect to the same subject matter. For the purposes of this Article VIII, each party shall be deemed to have remade all of its representations, warranties and covenants contained in this Agreement at the First Closing with the same effect as if originally made at such Closing, except that the Purchasers shall be deemed to have remade the representations and warranties contained in Section 4.5 and
Section 4.9 at the Second Closing with the same effect as if originally made at such Closing. No Person which may be subject to an indemnification obligation under this Article VIII shall be entitled to require that any action be brought against any other Person before action is brought against it hereunder by a Person seeking indemnification by such Person.

         8.2 The Company's Indemnification Obligations. The Company shall indemnify, save and keep harmless each of MP II, ValueVision, Mangone and Bank and each of their respective officers, directors, employees, agents, representatives, Affiliates, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of any inaccuracy in, breach of or other failure to comply with any representation, warranty or covenant made by the Company in this Agreement or any other Company Transaction Document. A claim for indemnification under this Section 8.2 must be asserted by notice delivered to the Company within ninety (90) days after the Company files with the SEC its Annual Report on Form 10-K for the year ended September 30, 2001 (such ninetieth (90th) day, hereinafter the "Survival Date"); provided, however, that any claims for any inaccuracy in, breach of or other failure to comply with any representation, warranty or covenant made by the Company under Section 3.1, Section 3.5 or
Section 3.15 may be made at any time prior to the expiration of any statute of limitations, if any, applicable to such claims. Notwithstanding anything to the contrary in this Agreement, no investigation or lack of investigation by any Purchaser, nor any disclosure in any Schedule hereto or knowledge of any Purchaser as to any indemnifiable matters referred to in this Section 8.2, shall in any way limit the Company's indemnification obligations hereunder.

         8.3 The Purchasers' Indemnification Obligations. Each of MP II, ValueVision, Mangone and Bank, severally and not jointly, shall indemnify, save and keep harmless the Company and its officers, directors, employees, agents, representatives, Affiliates, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of any inaccuracy in, breach of or failure to comply with any representation and warranty made by such Purchaser to the Company in this Agreement or in any other Purchaser Transaction Document. A claim for indemnification under this Section 8.3 must be asserted by notice delivered to the party from whom indemnification is sought no later than the Survival Date. Notwithstanding anything to the contrary in this Agreement, no investigation or lack of investigation by the Company, nor the knowledge of the Company as to any indemnifiable matters referred to in this Section 8.3, shall in any way limit any Purchaser's indemnification obligations hereunder.

         8.4 Disputes; Mediation.

         (a) If the recipient of a notice of a claim for indemnification under either Section 8.2 or 8.3 desires to dispute such claim, it shall, within fourteen (14) days after notice of the claim of loss against it or a notice of dispute is given, give a counter notice, setting forth the basis for disputing such claim, to the Purchasers or the Company, as the case may be. If no such counter notice is given within such fourteen (14) day period, or if the Purchasers or the Company, as the case may be, acknowledge liability for indemnification, then such loss shall be promptly satisfied.

         (b) If the dispute is not promptly resolved, then, within fourteen (14) days after delivery of the counter notice, or at such later time as may be mutually agreed upon by the parties, the parties shall meet in person to discuss and negotiate in good faith a resolution to the dispute. The meeting shall be conducted in Chicago, Illinois or such other place as may be mutually agreed upon by the parties.

         (c) If the dispute is not resolved within thirty (30) days after the first meeting of the parties referred to in Section 8.4(b), the parties shall initiate a voluntary, nonbinding mediation conducted by a mutually agreed upon mediator. If the parties are unable to agree upon a mediator, they shall request the clerk of the Circuit Court of Cook County, Illinois to appoint a mediator for them. Each of the parties shall bear their own costs and expenses (including attorneys' fees) and their proportionate share of any other costs, fees or expenses associated with this mediation and endeavor in good faith to resolve their differences. The mediation shall be conducted in Chicago, Illinois or such other place as may be mutually agreed upon by the parties.

                                   ARTICLE IX

                                   DEFINITIONS

         "Affiliate" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such first person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

         "Common Stock" means the common stock, $.02 par value per share, of the Company.

         "Contract" means any contract, agreement, commitment, indenture, lease, note, bond, mortgage, license, plan, arrangement or understanding, whether written or oral.

         "Co-Sale and Voting Agreement" means that certain Co-Sale and Voting Agreement, dated as of even date herewith, among Samstock, L.L.C., the Purchasers and the Company.

         "Damages" means all liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation of any of the foregoing.

         "Employment, Consulting or Severance Agreements" means all oral and written (i) agreements for the employment for any period of time whatsoever, or in regard to the employment, or restricting the employment, of any employee of the Company or any Subsidiary, (ii) consulting, independent contractor or similar agreements, and (iii) policies, agreements, arrangements or understandings relating to the payment or provision of severance, termination or similar pay or benefits to any present or former employees, officers, directors, consultants, independent contractors or other agents of the Company or any Subsidiary (including, without limitation, the Company's Senior Executive Severance Policy, any successor thereto or any similar plan).

         "Equity Securities" means, with respect to the Company or any Subsidiary, as the case may be, (i) any class or series of common stock, preferred stock or other capital stock, whether voting or non-voting, including, without limitation, with respect to the Company, Common Stock and Preferred Stock, (ii) any other equity securities issued by the Company or such Subsidiary, as the case may be, whether now or hereafter authorized for issuance by the Company's or such Subsidiary's, as the case may be, Certificate of Incorporation, (iii) any debt, hybrid or other securities issued by the Company or such Subsidiary, as the case may be, which are convertible into, exercisable for or exchangeable for any other Equity Securities, whether now or hereafter authorized for issuance by the Company's or such Subsidiary's, as the case may be, Certificate of Incorporation, (iv) any equity equivalents (including, without limitation, stock appreciation rights, phantom stock or similar rights), interests in the ownership or earnings of the Company or such Subsidiary, as the case may be, or other similar rights, (v) any written or oral rights, options, warrants, subscriptions, calls, preemptive rights, rescission rights or other rights to subscribe for, purchase or otherwise acquire any of the foregoing,
(vi) any written or oral obligation of the Company or such Subsidiary, as the case may be, to issue, deliver or sell, any of the foregoing, (vii) any written or oral obligations of the Company or such Subsidiary, as the case may be, to repurchase, redeem or otherwise acquire any Equity Securities, and (viii) any bonds, debentures, notes or other indebtedness of the Company or such Subsidiary, as the case may be, having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the stockholders of the Company or such Subsidiary, as the case may be, may vote.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fully Diluted Common Stock" means the total number of shares of Common Stock outstanding after taking into account the following: (i) all shares of Common Stock outstanding (exclusive of the Shares); (ii) all Shares and Warrant Shares (assuming full exercise of the Warrants and issuance of all Warrant Shares); (iii) all shares of Common Stock issuable upon conversion, exchange or other exercise of the Company's Equity Securities outstanding; and (iv) adjustments needed to account or adjust for stock splits, stock dividends, recapitalizations, recombinations and similar events.

         "Governmental Entity" means any court, administrative agency or commission or other governmental authority or instrumentality, whether domestic (federal, state or local) or foreign.

         "iDine" means iDine.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company established to develop an internet based dining business.

         "Independent Directors" means directors of the Company who (i) are not current or former employees or officers of the Company, (ii) are not holders of more than 5% of the outstanding Common Stock, and (iii) have no financial interest in and are not otherwise associated with the Purchasers, the Company, any Subsidiary or any holder of more than 5% of the outstanding Common Stock or any of their respective Affiliates, excluding however any equity interest of not more than 2% of any publicly-held entity other than the Company. The term "associated" means having a business, financial or familial relationship that might reasonably be expected to affect the individual's judgment with respect to matters in which the associated person might be interested.

         "Investment Agreement" means that certain Investment Agreement, dated as of even date herewith, among the Company and the Purchasers.

         "Lien" means any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise, other than any created by the Purchasers or the Purchaser Transaction Documents.

         "Material Adverse Effect" means a material adverse effect (or any development which could reasonably be expected to have a material adverse effect) on the business, operations, assets, financial or other condition, results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or that could reasonably be expected to impair or delay the ability of the Company to perform its obligations under this Agreement.

         "Permit" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Entity.

         "Person" or "person" means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or Governmental Entity, or any agency or political subdivision thereof, or any other entity.

         "Preferred Stock" means the preferred stock, $.10 par value per share, of the Company.

         "Proxy Proposal" means the following proposal to be included in the Proxy Statement for Stockholder Approval: the issuance and sale of the Second Tranche Shares and Second Tranche Warrants.

         "Securities Act" means the Securities Act of 1933, as amended.

         "SEC" means the Securities and Exchange Commission.

         "Series A Preferred Stock" means the Series A Senior Convertible Redeemable Preferred Stock, par value $.10 per share, of the Company.

         "Stockholder Approval" means the requisite approval of the Company's stockholders under the Company's Organizational Documents and the Delaware General Corporation Law for the Proxy Proposal.

         "Subsidiary" means each of (i) Transmedia Restaurant Company Inc., a Delaware corporation, (ii) TMN International Incorporated, a Delaware corporation, (iii) Transmedia Service Company Inc., a Delaware corporation, and
(iv) iDine.

         "Transaction Document" means any Company Transaction Document and any Purchaser Transaction Document.


                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Restrictive Legend. The Purchasers agree to the placing on the certificates representing the Shares or the Warrant Shares of a legend, in substantially the following form:

                  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise disposed of unless (i) there is an effective registration statement under such Act and such laws covering such securities or (ii) such sale, transfer, assignment, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of such Act and such laws. The securities evidenced by this certificate are subject to the restrictions on transfer contained in the Investment Agreement dated as of April 28, 2000, and the Co-Sale and Voting Agreement dated as of April 28, 2000, in each case, to which the Company is a party, as amended, supplemented or otherwise modified from time to time, and may not be transferred except in compliance therewith."

         10.2 Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

                           if to any Purchaser, at their respective addresses set forth on the signature pages hereto.

                           with an additional copy to:

                           Altheimer & Gray
                           10 South Wacker Drive, Suite 4000
                           Chicago, IL  60606
                           Attention:  Michael Altman, Esq.
                           Fax: (312) 715-4800

                           if to the Company:

                           Transmedia Network Inc.
                           11900 Biscayne Boulevard
                           Miami, Florida  33181
                           Attention:  Chief Executive Officer
                           Fax: (305) 892-3342

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York  10178
                           Attention:  Stephen P. Farrell, Esq.
                           Fax:  (212) 309-6273

         10.3 Expenses. Except as otherwise provided in this Agreement, the Company shall bear all fees and expenses incurred by the Company or any Subsidiary in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the other Company Transaction Documents and the consummation of the transaction contemplated hereby and thereby, including attorneys', accountants' and other professional fees and expenses. The Purchasers shall bear all fees and expenses incurred by the Purchasers in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the other Purchaser Transaction Documents and the consummation of the transaction contemplated hereby and thereby, including attorneys', accountants' and other professional fees and expenses.

         10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible

         10.5 Entire Agreement; Amendment; Waiver; Assignment; Nature of Obligations. This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that, notwithstanding the foregoing, MP II, ValueVision, Mangone or Bank may assign its or their rights and obligations hereunder to (i) any controlled Affiliate of MP II, ValueVision, Mangone or Bank, (ii) any partner of MP II, (iii) any Affiliate of any partner of MP II, (iv) any family member of Mangone or Bank or (v) any trust established for the benefit of any family member of Mangone or Bank (each of (i), (ii), (iii), (iv) and (v), a "Permitted Assignee"), upon the receipt by the Company of the written agreement of any such Permitted Assignee to be bound by the terms of each of the Purchaser Transaction Documents; provided further, however, that no such assignment shall relieve the assigning party of any of its liabilities or obligations under this Agreement. Any attempted assignment which does not comply with the provisions of this Section 10.5 shall be null and void ab initio.

         10.6 Parties in Interest. Subject to the provisions regarding assignment in Section 10.5 above, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         10.7 Publicity. Neither the Company nor the Purchasers will make or issue, or cause to be made or issued, any announcement or written statements concerning the Transaction Documents or the transactions contemplated thereby for dissemination to the general public without the prior written consent of the Company or the Purchasers, as appropriate, which consent shall not be unreasonably withheld. This provision will not apply to any announcement or written statement required to be made by law or the regulations of the SEC, the New York Stock Exchange or the NASDAQ Stock Exchange, except that the party required to make such announcement will, whenever practicable, consult with the other parties hereto concerning the timing and content of such announcement before such announcement is made.

         10.8 Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         10.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.10 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender (including neutral gender) shall extend to and include all genders.

         10.11 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         10.12 Jurisdiction and Service of Process. THE COMPANY AND THE PURCHASERS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREE THAT, SUBJECT TO THE OTHER PROVISIONS OF THIS AGREEMENT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT WHICH MAY BE LITIGATED SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE COMPANY AND THE PURCHASERS ACCEPTS FOR SUCH PARTY AND IN CONNECTION WITH SUCH PARTY'S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE COMPANY AND THE PURCHASERS AGREES TO ACCEPT SERVICE OF ALL PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH SUCH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. IF ANY AGENT APPOINTED BY THE COMPANY OR THE PURCHASERS REFUSES TO ACCEPT SERVICE, SUCH PARTY HEREBY AGREES THAT SERVICE UPON SUCH PARTY BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COMPANY OR THE PURCHASERS TO BRING PROCEEDINGS AGAINST THE COMPANY OR THE PURCHASERS IN THE COURTS OF ANY OTHER JURISDICTION.

         10.13 Trial. EACH OF THE COMPANY AND THE PURCHASERS HEREBY WAIVES SUCH PARTY'S RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE COMPANY AND THE PURCHASERS ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY PARTY TO THIS AGREEMENT WITH RESPECT TO ANY ACTION COMMENCED BY ONE OF THEM AGAINST THE OTHER OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE PURCHASERS ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE

WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE PURCHASERS FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH SUCH PARTY'S LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY'S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the Purchasers and the Company have executed this Stock Purchase and Sale Agreement as of the date first above written.

                                  THE PURCHASERS:

                                  MINOTAUR PARTNERS II, L.P.
                                  By:   Minotaur Partners II, L.L.C.
                                  Its:  General Partner

                                  By:   Minotaur Partners II, Inc.
                                  Its:  Manager

                                  /s/ Edward G. Finnegan, Jr.
                                  ------------------------------------------
                                  By:   Edward G. Finnegan, Jr.
                                  Its:  Principal
                                  Address: 150 South Wacker Drive
                                          ----------------------------------
                                           Suite 470
                                          ----------------------------------
                                           Chicago, Illinois  60606
                                          ----------------------------------

                                  VALUEVISION INTERNATIONAL INC.

                                  /s/ Richard Barnes
                                  ------------------------------------------
                                  By:  Richard Barnes
                                  Its: Senior Vice President and
                                       Chief Financial Officer
                                  Address: 6740 Shady Oak Road
                                          ----------------------------------
                                           Eden Prairie, Minnesota  55344
                                  ------------------------------------------

                                  /s/ Dominic Mangone
                                  ---------------------------------------
                                  DOMINIC MANGONE
                                  Address: 6N 271 James Court
                                          ----------------------------------
                                           Medinah, Illinois  60157
                                  ------------------------------------------


                                  /s/ Raymond Bank
                                  ------------------------------------------
                                  RAYMOND BANK
                                  Address: P.O. Box 106
                                          ----------------------------------
                                           Butler, Maryland 21023
                                  ------------------------------------------

                                  COMPANY:

                                  TRANSMEDIA NETWORK INC.


                                  /s/ Gene M. Henderson
                                  --------------------------------------
                                  By: Gene M. Henderson, President and
                                     Chief Executive Officer

                                                                      Appendix B

                        STOCK PURCHASE AND SALE AGREEMENT

         STOCK PURCHASE AND SALE AGREEMENT, dated as of April 28, 2000 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among each of the purchasers listed on the signature pages hereto (collectively, the "Purchasers"), and Transmedia Network Inc., a Delaware corporation (the "Company"). All capitalized terms used and not otherwise defined herein have the meanings ascribed to them in Article IX hereof.

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) 657,536 newly issued shares of Common Stock in the aggregate (such 657,536 newly issued shares, collectively the "Shares") at a price of $4.5625 per share (the "Share Purchase Price") and (ii) warrants (the "Warrants") in the form of Exhibit A hereto to purchase an additional 1,315,072 shares of Common Stock in the aggregate (such additional 1,315,072 shares of Common Stock in the aggregate issuable from time to time upon the exercise of the Warrants, collectively the "Warrant Shares").

         NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                    ARTICLE I

                    PURCHASE AND SALE OF SHARES AND WARRANTS

         1.1 Purchase and Sale of the Shares and Warrants. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closing, the Company shall issue and sell to the Purchasers (in such proportions as between the Purchasers as set forth on Schedule 1 hereto), and the Purchasers shall so purchase from the Company, the Shares and the Warrants, in each case free and clear of all Liens.

         1.2 Consideration. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, the Purchasers shall pay to the Company (in such proportions as between the Purchasers as set forth on Schedule 1 hereto) $3,000,000 in the aggregate (the "Purchase Price") for the Shares and the Warrants.

                                   ARTICLE II

                                   THE CLOSING

         2.1 Time and Place. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, including but not limited to the Stockholder Approval and the approval by the Disinterested Directors of the Company of the purchase by Samstock of the Shares and Warrants pursuant to this Agreement, the closing of the issuance and sale of the

Shares and the Warrants contemplated by this Agreement (the "Closing") shall take place at the offices of Transmedia Network Inc., 11900 Biscayne Boulevard, Miami, Florida, at 10:00 a.m. (local time) within ten business days of the Company receiving the Stockholder Approval and concurrently with the Second Closing, or at such other place or time as the Purchasers and the Company may agree, but in no event at any time prior to the receipt of the Stockholder Approval. The date and time at which the Closing actually occurs is hereinafter referred to as the "Closing Date."

         2.2 Deliveries by the Company. At the Closing, the Company shall deliver the following to the Purchasers:

                  (iii) a certificate of the Secretary or any Assistant Secretary of the Company certifying as to the receipt by the Company of the Stockholder Approval;

                  (iv) stock certificates representing the Shares, in the names of each of the Purchasers, dated as of the Closing Date, in the respective denominations set forth on Schedule 1 hereto;

                  (v) the Warrants, dated as of the Closing Date, in the names of each of the Purchasers, dated as of the Closing Date, in the respective denominations set forth on Schedule 1 hereto; and ----------

                  (vi) all other documents, instruments and writings required to be delivered by the Company at or prior to the Closing Date pursuant to this Agreement.

         2.3 Deliveries by the Purchasers. At the Closing, the Purchasers shall deliver the following to the Company:

                  (iii) the Purchase Price by wire transfer of immediately available funds to such accounts designated in a writing delivered by the Company to the Purchasers no less than two (2) business days prior to the Closing Date or by such other means as may be agreed upon in writing by the Company and the Purchasers; and

                  (iv) all other documents, instruments and writings required to be delivered by the Purchasers at or prior to the Closing Date pursuant to this Agreement.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents, warrants and covenants to the Purchasers on the date of this Agreement, which representations, warranties and covenants shall survive the Closing to the extent hereinafter provided, that (except as set forth in the Company's schedules delivered herewith):

         3.1 Organization and Qualification. Each of the Company and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to carry on its business as it is now being conducted. Each of the Company and each Subsidiary is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction (including any foreign country) where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so qualified or licensed or in good standing which would not, individually or in the aggregate, have a Material Adverse Effect.

         3.2 Certificate of Incorporation and Bylaws. The Company has heretofore made available to the Purchasers a complete and correct copy of the certificates of incorporation of the Company and iDine and the bylaws of the Company and iDine as currently in effect (collectively, the "Organizational Documents"). Such Organizational Documents are in full force and effect, and no other organizational documents are applicable to or binding upon the Company or any Subsidiary (including, without limitation, any joint venture, investment or other agreement). Neither the Company nor iDine is in violation of any of the provisions of its Organizational Documents.

         3.3 Capitalization; Subsidiaries.

         (a) The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of March 31, 2000, (i) 13,632,709 shares of Common Stock were issued and outstanding, (ii) 4,149,378 shares of Series A Preferred Stock were issued and outstanding and
(iii) no shares of Common Stock or Preferred Stock were held in the treasury of the Company.

         (b) The Shares and the Warrants shall represent approximately 8.10% of the Fully Diluted Common Stock and 14.47% of the outstanding shares of Common Stock as of the Closing Date.

         (c) Except as set forth above in Section 3.3(a) and as set forth in
Schedule 3.3(c) hereto, and except with respect to any Equity Securities issued by the Company in the ordinary course of business, there were as of March 31, 2000 no outstanding Equity Securities of the Company. Schedule 3.3(c) includes a true and correct table summarizing all outstanding stock options, warrants and other rights to acquire Equity Securities of the Company or any Subsidiary, including the identity and title of the holder (other than the holders of the Series A Preferred Stock), the number of shares covered, the vesting schedule therefor, the exercise price therefor, and the termination date therefor.

         (d) Each of the outstanding shares of capital stock of each Subsidiary is duly authorized, validly issued, fully paid and nonassessable, and all such shares are owned by the Company free and clear of all Liens, and there are no outstanding Equity Securities of any Subsidiary other than such shares. Except as set forth on Schedule 3.3(d) hereto, the Company does not own, directly or indirectly, any capital stock or other equity interest in any Person other than the Subsidiaries.

         3.4 The Shares and the Warrants. Upon payment of the Purchase Price, the Purchasers will acquire good and marketable title to the Shares and the Warrants, free and clear of all Liens, and such Shares shall be validly issued, fully paid and nonassessable. Upon exercise of the Warrants, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Warrants, the Purchasers will acquire good and marketable title to the Warrant Shares, free and clear of all Liens, and such Warrant Shares shall be validly issued, fully paid and nonassessable.

         3.5 Power and Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Co-Sale and Voting Agreement, the Investment Agreement, the Warrants and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of the Company to the Purchasers or any of their representatives in connection with the transactions contemplated hereby or thereby (collectively, the "Company Transaction Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of the Company Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by the Board of Directors of the Company (the "Board") and by a majority of the Disinterested Directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of the Company Transaction Documents or the consummation of the transactions contemplated hereby and thereby, other than the Stockholder Approval. The Board has approved each of the Company Transaction Documents and the transactions contemplated hereby and thereby so as to render inapplicable to such transactions, including, without limitation, the issuance to the Purchasers of the Shares, the Warrants and Warrant Shares, the restrictions contained in Article Seventh of the Certificate of Incorporation of the Company and the restrictions contained in Section 203 of the Delaware General Corporation Law. Each of the Company Transaction Documents has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof and thereof by the Purchasers, each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         3.6 No Conflict; Required Filings and Consents. The execution, delivery and performance of the Company Transaction Documents by the Company do not and will not: (a) conflict with or violate the Organizational Documents of the Company or any Subsidiary; (b) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any Subsidiary or by which its or any of their respective properties are bound or affected; (c) require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity (other than any filing required under Section 13(a) or (d), 14, 15(d) or 16(a) of the Exchange
Act); or (d) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss by the Company or any Subsidiary of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any Subsidiary pursuant to, any Contract, Permit or other instrument or obligation to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties are bound or affected; other than (i) in the case of clauses (b) and (d) for such conflicts, violations, breaches, defaults, rights, losses and Liens as, and (ii) in the case of clause (c), such consents, approvals, authorizations, permits, actions, filings and notifications, the absence of which, would not have a Material Adverse Effect.

         3.7 Employment, Consulting and Severance Agreements and Related Matters. Except as set forth in Schedule 3.7 hereto:

         (a) There are no Employment, Consulting or Severance Agreements with respect to iDine to which the Company or iDine is a party or by which the Company or iDine or any of their respective assets may be bound, and no present or former employee, officer, director, consultant, independent contractor or other agent of the Company or iDine is a party to or the beneficiary of any such Employment, Consulting or Severance Agreements; and

         (b) The execution and delivery of this Agreement or the other Company Transaction Documents and the consummation of the transactions contemplated hereby and thereby: (i) do not and will not result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss by the Company or any Subsidiary of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of any Employment, Consulting or Severance Agreement; or (ii) do not and will not give rise to any obligation on the part of the Company or any Subsidiary to pay or provide any Severance Payment.

         3.8 Compliance; No Violation. Each of the Company and each Subsidiary is in compliance with, and is not in default or violation of, (i) its respective Organizational Documents and (ii) all Contracts, Permits and other instruments or obligations to which any of them are a party or by which any of them or any of their respective properties may be bound or affected, except, in the case of clause (ii), for any such failures of compliance, defaults and violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Since January 1, 2000, neither the Company nor any Subsidiary has received notice of any revocation or modification of any federal, state, local or foreign Permit material to the Company and its subsidiaries taken as a whole.

         3.9 SEC Documents; Undisclosed Liabilities.

         (a) Since September 30, 1998, the Company has filed all required reports, schedules, forms, proxy, registration and other statements and other documents with the SEC (collectively, the "SEC Documents"). As of the date of this Agreement, the last SEC Document filed by the Company was its Quarterly Report on Form 10-Q for the quarter ended December 31, 1999. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. As of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later SEC Document filed and publicly available prior to the Closing Date, the circumstances or bases for which modifications or supersessions have not and will not individually or in the aggregate result in any material liability or obligation on behalf of the Company under the Securities Act, the Exchange Act, the rules promulgated under the Securities Act or the Exchange Act, or any federal, state or local anti-fraud, blue-sky, securities or similar laws. The consolidated financial statements of the Company included in the SEC Documents (as amended or supplemented by any later filed SEC Document filed and publicly available prior to January 1, 2000), comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in notes thereto) and fairly present the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, neither the Company nor any Subsidiary has any obligation or liability of any nature whatsoever (direct or indirect, matured or unmatured, absolute, accrued, contingent or otherwise) either (i) required by generally accepted accounting principles to be set forth on a consolidated balance sheet of the Company and the Subsidiaries or in the notes thereto or (ii) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect whether or not required by generally accepted accounting principles to be provided or reserved against on a balance sheet prepared in accordance with generally accepted accounting principles; other than liabilities and obligations reflected or reserved against in the consolidated financial statements of the Company and its consolidated subsidiaries included in the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1999, or incurred since the date of the balance sheet included in such financial statements in the ordinary course of business which are not individually or collectively material to the Company and the Subsidiaries taken as a whole.

         (b) At the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders' Meeting, the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder except that the Company makes no representation, warranty or covenant with respect to any written information supplied by the Purchasers specifically for inclusion in the Proxy Statement.

         3.10 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents, since January 1, 2000, the Company and the Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, and there has not occurred any event, condition, circumstance, change or development (whether or not in the ordinary course of business) that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth on Schedule 3.10 hereto or as disclosed in any SEC Documents filed with the SEC and publicly available prior to January 1, 2000, since January 1, 2000, there has not been (i) any change by the Company in its accounting methods, principles or practices, (ii) any revaluation by the Company of any of its or any Subsidiary's material assets, including but not limited to, writing down the value of any Rights to Receive other than in the ordinary course of business consistent with past practice, (iii) any entry outside the ordinary course of business by the Company or any Subsidiary into any commitments or transactions material, individually or in the aggregate, to the Company and the Subsidiaries taken as a whole, (iv) any declaration, setting aside or payment of any dividends or distributions in respect of the shares of Common Stock or, any redemption, purchase or other acquisition of any of its securities, other than semi-annual cash dividends of $.02 per share on outstanding Common Stock consistent with past practices, (v) any grant or issuance of any Equity Securities of the Company or any Subsidiary; or (vi) any increase in, establishment of or amendment of any Employment, Consulting or Severance Agreement, bonus, insurance, deferred compensation, pension, retirement, profit sharing, stock option (including without limitation the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, or any other increase in the compensation payable or to become payable to any present or former directors, officers or employees of the Company or any Subsidiary, except for increases in compensation in the ordinary course of business consistent with past practice.

         3.11 Absence of Litigation; Compliance. Except as set forth on Schedule
3.11 hereto or as disclosed in any SEC Documents filed with the SEC and publicly available prior to January 1, 2000, there are no suits, claims, actions, proceedings or investigations pending or, to the Company's knowledge, overtly threatened against the Company or any Subsidiary, or any properties or rights of the Company or any Subsidiary, before any arbitrator or Governmental Entity, that (i) if determined adversely to the Company or any Subsidiary could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) seek to delay or prevent the consummation of the transactions contemplated by this Agreement or any other Transaction Document. Neither the Company nor any Subsidiary nor any of their respective properties is or are subject to any order, writ, judgment, injunction, decree, determination or award having, or which in the future could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could prevent or delay the consummation of the transactions contemplated by this Agreement or any other Transaction Document. Neither the Company nor any Subsidiary is in violation of, nor has the Company or any Subsidiary violated, any applicable provisions of any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligations to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or any of their respective properties are bound or affected except for any such violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents filed with the SEC and publicly available prior to January 1, 2000, the Company and its Subsidiaries are in compliance with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Entity (including, without limitation, with respect to employment and employment practices, immigration laws relevant to employment, and terms and conditions of employment and wages and hours) except for any failures to comply which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the SEC Documents filed with the SEC and publicly available prior to January 1, 2000, no investigation by any Governmental Entity with respect to the Company or any Subsidiary is pending or threatened.

         3.12 Material Contracts; Defaults. All material Contracts (other than Employment, Consulting or Severance Agreements) to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective assets may be bound (the

"Material Contracts") have been filed with or described in the Company's SEC Documents. Neither the Company nor any Subsidiary is, or has received any notice or has any knowledge that any other party is, in default in any respect under any Material Contract, except for those defaults which would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a default by the Company or any Subsidiary or, to the Company's knowledge, by any other party. To the Company's knowledge, no party to any Material Contract has threatened to terminate such Material Contract (or modify such Material Contract in a manner detrimental to the Company or any Subsidiary).

         3.13 Intellectual Property. The Company and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any Liens) all patents, trademarks, trade names, copyrights, technology, know-how, trade secrets, processes and computer software (including, without limitation, all documentation and source and object codes with respect to such software) used in or necessary for the conduct of its business as currently conducted which are material to the business, operations, assets, prospects, financial condition or results of operations of the Company and its Subsidiaries taken as a whole. To the Company's knowledge, the use of such patents, trademarks, trade names, copyrights, technology, know-how, trade secrets, processes and computer software (including, without limitation, all documentation and source and object codes with respect to such software) by the Company and its Subsidiaries does not infringe or otherwise violate the rights of any person. To the Company's knowledge, no person is infringing any right of the Company or any Subsidiary with respect to any such patents, trademarks, trade names, copyrights, technology, know-how, processes or computer software (including, without limitation, all documentation and source and object codes with respect to such software).

         3.14 Vote Required. The affirmative vote of the holders of no more than a majority of the outstanding shares of Common Stock and the Series A Preferred Stock, voting together as a class, is the only vote of the holders of any class or series of capital stock or other Equity Securities of the Company necessary to approve the issuance and sale of the Shares and the Warrants.

         3.15 Takeover Status. No "fair price", "moratorium", "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal laws or applicable stock exchange rules or regulations, including, without limitation, Section 203 of the Delaware General Corporation Law, applicable to the Company or any Subsidiary is applicable to the transactions contemplated hereby or by any other Transaction Document, taken individually or in the aggregate.

         3.16 Compliance with Securities Laws. The Company has not taken, and will not take, any action which would subject the issuance and sale of the Shares, the Warrants and/or the Warrant Shares pursuant to this Agreement to the provisions of Section 5 of the Securities Act, or violate the registration or qualification provisions of any securities or blue sky laws of any applicable jurisdiction, and, based in part on the representations of the Purchasers in
Section 4.5, the sale of the Shares and the Warrants pursuant to this Agreement and the issuance of the Warrant Shares from time to time upon exercise of the Warrants complies with all applicable requirements of applicable federal and state securities and blue sky laws.

         3.17 Brokers. No broker, finder, investment banker or other person is entitled to receive from the Purchasers any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Company Transaction Documents based upon arrangements made by or on behalf of the Company.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of the Purchasers hereby severally, but not jointly, represents, warrants and covenants to the Company, with respect to itself, himself or herself, on the date of this Agreement and again on the Closing Date, which representations and warranties shall survive the Closing, as follows:

         4.1 Organization. Each Purchaser, as applicable, is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

         4.2 Authority Relative to This Agreement, etc. Each Purchaser, as applicable, has the requisite power and authority to execute and deliver this Agreement, the Investment Agreement, the Co-Sale and Voting Agreement and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of such Purchaser to the Company or any of its representatives in connection with the transactions contemplated hereby or thereby (collectively, "Purchaser Transaction Documents"), to perform its, his or her obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of the Purchaser Transaction Documents by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby and thereby have been duly authorized by the requisite officer, manager, partner or member of such Purchaser, and no other proceedings on the part of such Purchaser, are necessary to authorize the execution, delivery and performance of the Purchaser Transaction Documents or the transactions contemplated hereby or thereby. Each of the Purchaser Transaction Documents has been duly executed and delivered by such Purchaser, as the case may be, and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Purchaser, as the case may be, enforceable against such Purchaser, as the case may be, in accordance with its terms.

         4.3 No Conflict; Required Filings and Consents. The execution, delivery and performance of the Purchaser Transaction Documents by such Purchaser, as the case may be, does not and will not: (i) conflict with or violate the organizational documents of such Purchaser, as the case may be; (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Purchaser, as the case may be, or by which any of their properties are bound or affected; (iii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity (other than any filing required under Section 13(a) or (d), 14, 15(d) or 16(a) of the Exchange Act); or (iv) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of such Purchaser, as the case may be, pursuant to, any Contract, Permit or other instrument or obligation to which such Purchaser, as the case may be, is a party or by which such Purchaser, as the case may be, or any of its properties are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not, individually or in the aggregate, reasonably be expected to impair or delay the ability of such Purchaser, as the case may be, to perform its obligations under this Agreement.

         4.4 Brokers. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Purchaser Transaction Documents based upon arrangements made by or on behalf of such Purchaser.

         4.5 Investment Intent. Each of the Purchasers (i) agrees that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws and may not be sold or transferred except pursuant to a registration statement or pursuant to an exemption from the Securities Act, (ii) is purchasing the Shares and the Warrants and will purchase the Warrant Shares for its own account for investment, and not with a view to, or for resale in connection with, any public distribution of the Shares, the Warrants or any Warrant Shares and (iii) agrees to include in any Schedule 13D filed with the SEC covering the Shares and the Warrant Shares a statement asserting their investment intent, such statement to be in a form that is reasonably satisfactory to the Company.

         4.6 Share Ownership. Except as set forth on the Purchasers' Schedule 4.6, the Purchasers do not beneficially own any Equity Securities.

         4.7 Proxy Statement. The information supplied or to be supplied by the Purchasers in writing specifically for inclusion in the Proxy Statement will not, at the date the Proxy Statement is first mailed to the Company's stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

         4.8 Availability of Funds. Each Purchaser has on hand and will have on the Closing Date sufficient funds to pay the Purchase Price then payable in accordance with the terms of this Agreement and all fees and expenses incurred in connection with the transactions contemplated hereby for which each Purchaser is responsible.

         4.9 The Purchasers not "Interested Stockholders". Except to the extent that they may be deemed such by virtue of this Agreement and the Co-Sale and Voting Agreement, neither the Purchasers, nor any of their affiliates, are an "interested stockholder" of the Company within the meaning of Section 203 of the Delaware General Corporation Law or Article 7 of the Company's Certificate of Incorporation.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

         5.1 Access to Information. The Purchasers are entitled to continue their due diligence investigation of the Company and the Subsidiaries, including without limitation, any business, legal, financial or environmental due diligence as the Purchasers deem appropriate. The Company will permit the Purchasers and their authorized representatives, accountants, attorneys, advisors and consultants full access to the Company's and the Subsidiaries' property and all records and other data with respect to the Company, the Subsidiaries, and their respective properties, assets, operations, sales and marketing activities, and products and services, as is reasonably requested, and will provide such assistance as is reasonably requested. Upon prior notification to the Company, the Purchasers are entitled to contact and communicate with employees, participating merchants (i.e., restaurants, other vendors and credit card companies), legal advisors and accountants of the Company and the Subsidiaries.

         5.2 Filings. As promptly as practicable after the date of this Agreement, the Company and the Purchasers shall make or cause to be made all filings and submissions under laws and regulations applicable to the Company and the Purchasers, if any, as may be required for the consummation of the transactions contemplated by this Agreement. The Purchasers and the Company shall coordinate and cooperate in exchanging such information and providing such reasonable assistance as may be requested by any of them in connection with the filings and submissions contemplated by this Section 5.2.

         5.3 Stockholders' Meeting. The Company acting through the Board shall, in accordance with applicable law, as soon as practicable:

         (a) duly call, give notice of, convene and hold a special meeting of its stockholders (the "Stockholders' Meeting") for the purpose of considering and taking action upon the Proxy Proposal;

         (b) include in the proxy statement (the "Proxy Statement") to be distributed to the Company's stockholders in connection with the Proxy Proposal, including any amendments or supplements thereto (which Proxy Statement shall be in form and content reasonably satisfactory to the Purchasers), the recommendation of the Board that the stockholders of the Company vote in favor of the approval of the Proxy Proposal;

         (c) provide a reasonable opportunity for the Purchasers and their counsel to review and provide comment on the Proxy Statement prior to its filing;

         (d) use its best efforts (i) to obtain and furnish the information required to be included by it in the Proxy Statement and respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time and (ii) to obtain the necessary approvals by its stockholders of the Proxy Proposal; and

         (e) cause the Proxy Statement (i) not to contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and (ii) to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder, provided that the Company makes no covenant with respect to any written information supplied by the Purchasers specifically for inclusion in the Proxy Statement.

         5.4 Agreement to Cooperate; Further Assurances. Subject to the terms and conditions of this Agreement, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents, including providing information and using reasonable efforts to obtain all necessary or appropriate waivers, consents and approvals, and effecting all necessary registrations and filings. In case at any time after the Closing Date any further action is necessary or desirable to transfer any Shares, the Warrants or the Warrant Shares to the Purchasers or otherwise to carry out the purposes of this Agreement and the other Transaction Documents, the Company and the Purchasers shall execute such further documents and shall take such further action as shall be necessary or desirable to effect such transfer and to otherwise carry out the purposes of this Agreement and the other Transaction Documents, in each case to the extent not inconsistent with applicable law.

         5.6 Public Announcements. Any public announcement made by or on behalf of any Purchaser or the Company prior to the termination of this Agreement pursuant to Article VII hereof concerning this Agreement, the transactions described herein or in any other Transaction Document or any other aspect of the dealings heretofore had or hereafter to be had between the Company and the Purchasers and their respective Affiliates must first be approved in writing by the other (any such approval not to be unreasonably withheld), subject to the Company's obligations under applicable law or New York Stock Exchange rules and listing requirements as a public company (but the Company shall use its best efforts to consult with the Purchasers as to all such public announcements).

         5.7 Notification of Certain Matters. The Company shall promptly provide the Purchasers (or their counsel) with copies of all filings made by the Company with the SEC or any other Governmental Entity in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby.

         5.8 Representations and Warranties. The Company shall give prompt notice to the Purchasers, and the Purchasers shall give prompt notice to the Company, of (a) any representation or warranty made by such party contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect prior to the Closing or
(b) the failure by such party prior to the Closing to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

         5.9 Use of Proceeds. Unless otherwise approved by the Board, the proceeds raised by the Company pursuant to this Agreement shall be used solely for the development of iDine.

                                   ARTICLE VI

                         CONDITIONS AND SCHEDULE UPDATES

         6.1 Conditions to Obligation of Each Party. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

                  (a) No temporary restraining order, preliminary or permanent injunction or other order or decree by any court of competent jurisdiction which prevents the consummation of the transactions contemplated by this Agreement or the other Transaction Documents or imposes material conditions with respect thereto shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

                  (b) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any Governmental Entity which would prevent the consummation of the transactions contemplated by this Agreement or the other Transaction Documents or impose material conditions with respect thereto;

                  (c) All orders, consents and approvals of Governmental Entities legally required for the consummation of the transactions contemplated by this Agreement or the other Transaction Documents shall have been obtained and be in effect at the Closing Date;

                  (d) The Shares and the Warrant Shares to be issued at the Closing shall have been approved for listing by the New York Stock Exchange upon official notice of issuance; and

                  (e) The Proxy Proposal shall have received Stockholder
         Approval.

         6.2 Condition to Obligations of the Company. The obligation of the Company to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior the Closing Date (except as noted below) of the following additional conditions:

                  (a) The Purchasers shall have performed in all material respects all obligations by the Purchasers required to be performed at or prior to the Closing Date, and the representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and true and correct (if so qualified) on and as of the date of this Agreement and at and as of the Closing Date as if made at and as of the Closing Date, except to the extent that any such representation or warranty expressly relates to another date (in which case, as of such date) and the Company shall have received a certificate signed on behalf of each the Purchasers, to such effect;

                  (b) No action or proceeding shall be pending against the Company or the Purchasers before any court of competent jurisdiction to prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated by this Agreement or the other Transaction Documents; and

                  (c) All consents, approvals, authorizations and permits of, actions by, filing with or notifications to, Governmental Entities and third parties required in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained, taken or made.

         6.3 Conditions to Obligations of the Purchasers. The obligations of the Purchasers to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

                   (a) The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (if not qualified by materiality) and true and correct (if so qualified) on and as of the date of this Agreement and at and as of the Closing Date (as modified by the matters or circumstances reflected in the Updated Schedules, if any, provided by the Company to the Purchasers in accordance with Section 6.4 hereof) as if made at and as of the Closing Date, except to the extent that any such representation or warranty expressly relates to another date (in which case, as of such date) and the Purchasers shall have received a certificate from the Company signed by an executive officer), to such effect;

                  (b) No action or proceeding shall be pending against the Company or the Purchasers before any court of competent jurisdiction which action or proceeding has been brought by a Governmental Entity and which is reasonably likely to have a Material Adverse Effect or to prohibit, restrain, enjoin or restrict the consummation of the transactions contemplated by this Agreement or the other Transaction Documents;

                  (c) All consents, approvals, authorizations and permits of, actions by, filings with or notifications to, Governmental Entities and third parties required in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained, taken or made;

                  (d) All conditions to the Second Closing shall have been satisfied, and such Second Closing shall occur concurrently herewith; and

                  (e) The Purchasers shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, containing the opinions in the form attached hereto as Exhibit B with such provisions concerning scope of firm's inquiry, law covered by opinion, reliance by the firm, assumptions, definition of firm's "knowledge", qualifications, limitations and similar matters as shall be reasonably acceptable to the Company.

         6.4 Schedule Updates. At any time prior to two (2) business days prior to the Closing, the Company shall be entitled to update any schedule referred to in Article III of this Agreement or add new schedules not referred to in or contemplated by Article III by written notice to the Purchasers if necessary in order to make the corresponding representations and warranties true and correct as of the Closing Date; provided that such updated or new Schedules may only reflect changes in circumstances or matters arising subsequent to the date of the execution of this Agreement that are not the result of any action undertaken, or failure to act, by the Company or the Subsidiaries in breach of any provision of this Agreement (any such updated or new schedules, "Updated Schedules"); it being understood that the Company shall not be entitled to reflect in any Updated Schedules any circumstances, matters or facts which were in existence as of or prior to the date of this Agreement, whether or not the Company knew or should have known of such circumstances, matters or facts as of the date of this Agreement). If, in accordance with the immediately preceding sentence, new schedules are added, the applicable section or subsection of
Article III corresponding to such new schedule shall be read to include the words "except as set forth in Schedule [insert applicable section or subsection number]" or words of similar meaning to appropriately connote the modifications created by such new schedule. The delivery of any Updated Schedules pursuant to this Section 6.4 shall not cure any breach of any representation, warranty or covenant made in this Agreement as of the date of this Agreement.

                                   ARTICLE VII

                        TERMINATION, AMENDMENT AND WAIVER

         7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing
Date:

                  (a) By mutual written consent of the Purchasers and the Company;

                  (b) By the Purchasers if there has been a material breach by the Company of any representation, warranty, covenant or agreement set forth in this Agreement, which breach has not been cured within ten
         (10) business days following receipt by the breaching party of notice of such breach;

                  (c) By the Company, if there has been a material breach by the Purchasers of any representation, warranty, covenant or agreement set forth in this Agreement which breach has not been cured within ten (10) business days following receipt by the breaching party of notice of such breach;

                  (d) By the Purchasers, upon notice to the Company, if the Closing shall not have occurred on or before the one hundred twentieth (120th) day following the date of this Agreement, unless the absence of such occurrence shall be due to the failure of the Purchasers to perform in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Closing;

                  (e) By the Purchasers or the Company, upon notice to the other, if the Company's stockholders fail to adopt the Proxy Proposal at the Stockholders' Meeting; and

                  (f) By the Purchasers, if the Board of Directors of the Company shall withdraw, modify or change its approval or recommendation of the Proxy Proposal in a manner adverse to the Purchasers or shall have resolved to do so.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         8.1 General. From and after the Closing, the parties shall indemnify each other as provided in this Article VIII. No specifically enumerated indemnification obligation with respect to a particular subject matter as set forth below shall limit or affect the applicability of a more general indemnification obligation as set forth below with respect to the same subject matter. For the purposes of this Article VIII, each party shall be deemed to have remade all of its representations, warranties and covenants contained in this Agreement at the Closing with the same effect as if originally made at the Closing, except that the Purchasers shall be deemed to have remade the representations and warranties contained in Section 4.5 and Section 4.9 at the Closing with the same effect as if originally made at the Closing. No Person which may be subject to an indemnification obligation under this Article VIII shall be entitled to require that any action be brought against any other Person before action is brought against it hereunder by a Person seeking indemnification by such Person.

         8.2 The Company's Indemnification Obligations. The Company shall indemnify, save and keep harmless each of the Purchasers and each of their respective officers, directors, employees, agents, representatives, Affiliates, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of any inaccuracy in, breach of or other failure to comply with any representation, warranty or covenant made by the Company in this Agreement or any other Company Transaction Document. A claim for indemnification under this Section 8.2 must be asserted by notice delivered to the Company within ninety (90) days after the Company files with the SEC its Annual Report on Form 10-K for the year ended September 30, 2001 (such ninetieth (90th) day, hereinafter the "Survival Date"); provided, however, that any claims for any inaccuracy in, breach of or other failure to comply with any representation, warranty or covenant made by the Company under Section 3.1, Section 3.5 or Section 3.15 may be made at any time prior to the expiration of any statute of limitations, if any, applicable to such claims. Notwithstanding anything to the contrary in this Agreement, no investigation or lack of investigation by any Purchaser, nor any disclosure in any Schedule hereto or knowledge of any Purchaser as to any indemnifiable matters referred to in this Section 8.2, shall in any way limit the Company's indemnification obligations hereunder.

         8.3 The Purchasers' Indemnification Obligations. Each of the Purchasers, severally and not jointly, shall indemnify, save and keep harmless the Company and its officers, directors, employees, agents, representatives, Affiliates, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of any inaccuracy in, breach of or failure to comply with any representation and warranty made by such Purchaser to the Company in this Agreement or in any other Purchaser Transaction Document. A claim for indemnification under this Section 8.3 must be asserted by notice delivered to the party from whom indemnification is sought no later than the Survival Date. Notwithstanding anything to the contrary in this Agreement, no investigation or lack of investigation by the Company, nor the knowledge of the Company as to any indemnifiable matters referred to in this Section 8.3, shall in any way limit any Purchaser's indemnification obligations hereunder.

         8.4 Disputes; Mediation. (a) If the recipient of a notice of a claim for indemnification under either Section 8.2 or 8.3 desires to dispute such claim, it shall, within fourteen (14) days after notice of the claim of loss against it or a notice of dispute is given, give a counter notice, setting forth the basis for disputing such claim, to the Purchasers or the Company, as the case may be. If no such counter notice is given within such fourteen (14) day period, or if the Purchasers or the Company, as the case may be, acknowledge liability for indemnification, then such loss shall be promptly satisfied.

         (b) If the dispute is not promptly resolved, then, within fourteen (14) days after delivery of the counter notice, or at such later time as may be mutually agreed upon by the parties, the parties shall meet in person to discuss and negotiate in good faith a resolution to the dispute. The meeting shall be conducted in Chicago, Illinois or such other place as may be mutually agreed upon by the parties.

         (c) If the dispute is not resolved within thirty (30) days after the first meeting of the parties referred to in Section 8.4(b), the parties shall initiate a voluntary, nonbinding mediation conducted by a mutually agreed upon mediator. If the parties are unable to agree upon a mediator, they shall request the clerk of the Circuit Court of Cook County, Illinois to appoint a mediator for them. Each of the parties shall bear their own costs and expenses (including attorneys' fees) and their proportionate share of any other costs, fees or expenses associated with this mediation and endeavor in good faith to resolve their differences. The mediation shall be conducted in Chicago, Illinois or such other place as may be mutually agreed upon by the parties.

                                   ARTICLE IX

                                   DEFINITIONS

         "Affiliate" shall mean, with respect to any person, any other person that directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such first person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

         "Common Stock" means the common stock, $.02 par value per share, of the Company.

         "Contract" means any contract, agreement, commitment, indenture, lease, note, bond, mortgage, license, plan, arrangement or understanding, whether written or oral.

         "Co-Sale and Voting Agreement" means that certain Co-Sale and Voting Agreement, dated as of even date herewith, among Samstock, the Purchasers and the Company.

         "Damages" means all liabilities, demands, claims, actions or causes of action, regulatory, legislative or judicial proceedings or investigations, assessments, levies, losses, fines, penalties, damages, costs and expenses, including, without limitation, reasonable attorneys', accountants', investigators', and experts' fees and expenses, sustained or incurred in connection with the defense or investigation of any of the foregoing.

         "Disinterested Directors" has the meaning set forth in that certain Second Amended and Restated Investment Agreement dated as of June 30, 1999, among the Company, Samstock, EGI-Transmedia Investors, L.L.C., a Delaware limited liability company (formerly known as Transmedia Investors, L.L.C.) and, solely with respect to Section 5 of this agreement, Robert M. Steiner, as trustee under declaration of trust dated March 9, 1983, as amended, establishing the Robert M. Steiner Revocable Trust.

         "Employment, Consulting or Severance Agreements" means all oral and written (i) agreements for the employment for any period of time whatsoever, or in regard to the employment, or restricting the employment, of any employee of the Company or any Subsidiary, (ii) consulting, independent contractor or similar agreements, and (iii) policies, agreements, arrangements or understandings relating to the payment or provision of severance, termination or similar pay or benefits to any present or former employees, officers, directors, consultants, independent contractors or other agents of the Company or any Subsidiary (including, without limitation, the Company's Senior Executive Severance Policy, any successor thereto or any similar plan).

         "Equity Securities" means, with respect to the Company or any Subsidiary, as the case may be, (i) any class or series of common stock, preferred stock or other capital stock, whether voting or non-voting, including, without limitation, with respect to the Company, Common Stock and Preferred Stock, (ii) any other equity securities issued by the Company or such Subsidiary, as the case may be, whether now or hereafter authorized for issuance by the Company's or such Subsidiary's, as the case may be, Certificate of Incorporation, (iii) any debt, hybrid or other securities issued by the Company or such Subsidiary, as the case may be, which are convertible into, exercisable for or exchangeable for any other Equity Securities, whether now or hereafter authorized for issuance by the Company's or such Subsidiary's, as the case may be, Certificate of Incorporation, (iv) any equity equivalents (including, without limitation, stock appreciation rights, phantom stock or similar rights), interests in the ownership or earnings of the Company or such Subsidiary, as the case may be, or other similar rights, (v) any written or oral rights, options, warrants, subscriptions, calls, preemptive rights, rescission rights or other rights to subscribe for, purchase or otherwise acquire any of the foregoing,
(vi) any written or oral obligation of the Company or such Subsidiary, as the case may be, to issue, deliver or sell, any of the foregoing, (vii) any written or oral obligations of the Company or such Subsidiary, as the case may be, to repurchase, redeem or otherwise acquire any Equity Securities, and (viii) any bonds, debentures, notes or other indebtedness of the Company or such Subsidiary, as the case may be, having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matters on which the stockholders of the Company or such Subsidiary, as the case may be, may vote.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fully Diluted Common Stock" means the total number of shares of Common Stock outstanding after taking into account the following: (i) all shares of Common Stock outstanding (exclusive of the Shares); (ii) all Shares and Warrant Shares (assuming full exercise of the Warrants and issuance of all Warrant Shares); (iii) all shares of Common Stock issuable upon conversion, exchange or other exercise of the Company's Equity Securities outstanding; and (iv) adjustments needed to account or adjust for stock splits, stock dividends, recapitalizations, recombinations and similar events.

         "Governmental Entity" means any court, administrative agency or commission or other governmental authority or instrumentality, whether domestic (federal, state or local) or foreign.

         "iDine" means iDine.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Company established to develop an internet based dining business.

         "Independent Directors" means directors of the Company who (i) are not current or former employees or officers of the Company, (ii) are not holders of more than 5% of the outstanding Common Stock, and (iii) have no financial interest in and are not otherwise associated with the Purchasers, the Company, any Subsidiary or any holder of more than 5% of the outstanding Common Stock or any of their respective Affiliates, excluding however any equity interest of not more than 2% of any publicly-held entity other than the Company. The term "associated" means having a business, financial or familial relationship that might reasonably be expected to affect the individual's judgment with respect to matters in which the associated person might be interested.

         "Investment Agreement" means that certain Investment Agreement, dated as of even date herewith, among the Company and the Purchasers.

         "Lien" means any preemptive or similar rights of any third party, purchase options, calls, proxies, voting trusts, voting agreements, judgments, pledges, charges, assessments, levies, escrows, rights of first refusal or first offer, transfer restrictions, mortgages, indentures, claims, liens, equities, mortgages, deeds of trust, deeds to secure debt, security interests and other encumbrances of every kind and nature whatsoever, whether arising by agreement, operation of law or otherwise, other than any created by the Purchasers or the Purchaser Transaction Documents.

         "Material Adverse Effect" means a material adverse effect (or any development which could reasonably be expected to have a material adverse effect) on the business, operations, assets, financial or other condition, results of operations or prospects of the Company and the Subsidiaries, taken as a whole, or that could reasonably be expected to impair or delay the ability of the Company to perform its obligations under this Agreement.

         "Permit" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Entity.

         "Person" or "person" means any individual, corporation, partnership, limited liability partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or Governmental Entity, or any agency or political subdivision thereof, or any other entity.

         "Preferred Stock" means the preferred stock, $.10 par value per share, of the Company.

         "Proxy Proposal" means the following proposal to be included in the Proxy Statement for Stockholder Approval: the issuance and sale of the Shares and the Warrants.

         "Samstock" means Samstock, L.L.C., a Delaware limited liability company.

         "Securities Act" means the Securities Act of 1933, as amended.

         "SEC" means the Securities and Exchange Commission.

         "Second Closing" shall have the meaning set forth in that certain Stock Purchase and Sale Agreement, dated as of April 28, 2000, by and among Minotaur Partners II, L.P., an Illinois limited partnership, ValueVision International Inc., a Minnesota corporation, Dominic Mangone, Raymond Bank and the Company.

         "Series A Preferred Stock" means the Series A Senior Convertible Redeemable Preferred Stock, par value $.10 per share, of the Company.

         "Stockholder Approval" means the requisite approval of the Company's stockholders under the Company's Organizational Documents and the Delaware General Corporation Law for the Proxy Proposal.

         "Subsidiary" means each of (i) Transmedia Restaurant Company Inc., a Delaware corporation, (ii) TMN International Incorporated, a Delaware corporation, (iii) Transmedia Service Company Inc., a Delaware corporation, and
(iv) iDine.

         "Transaction Document" means any Company Transaction Document and any Purchaser Transaction Document.



                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Restrictive Legend. The Purchasers agree to the placing on the certificates representing the Shares or the Warrant Shares of a legend, in substantially the following form:

                  "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise disposed of unless (i) there is an effective registration statement under such Act and such laws covering such securities or (ii) such sale, transfer, assignment, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of such Act and such laws. The securities evidenced by this certificate are subject to the restrictions on transfer contained in the Investment Agreement dated as of April 28, 2000, and the Co-Sale and Voting Agreement dated as of April 28, 2000, in each case, to which the Company is a party, as amended, supplemented or otherwise modified from time to time, and may not be transferred except in compliance therewith."

         10.2 Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

                           if to any Purchaser, at their respective addresses set forth on the signature pages hereto.

                           with an additional copy to:

                           ---------------------------
                           ---------------------------
                           ---------------------------

                           if to the Company:

                           Transmedia Network Inc.
                           11900 Biscayne Boulevard
                           Miami, Florida  33181
                           Attention:  Chief Executive Officer
                           Fax: (305) 892-3342

                           with a copy to:

                           Morgan, Lewis & Bockius LLP
                           101 Park Avenue
                           New York, New York  10178
                           Attention:  Stephen P. Farrell, Esq.
                           Fax:  (212) 309-6273

         10.3 Expenses. Except as otherwise provided in this Agreement, the Company shall bear all fees and expenses incurred by the Company or any Subsidiary in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the other Company Transaction Documents and the consummation of the transaction contemplated hereby and thereby, including attorneys', accountants' and other professional fees and expenses. The Purchasers shall bear all fees and expenses incurred by the Purchasers in connection with, relating to or arising out of the execution, delivery and performance of this Agreement and the other Purchaser Transaction Documents and the consummation of the transaction contemplated hereby and thereby, including attorneys', accountants' and other professional fees and expenses.

         10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible

         10.5 Entire Agreement; Amendment; Waiver; Assignment; Nature of Obligations. This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that, notwithstanding the foregoing, each Purchaser may assign its or their rights and obligations hereunder to (i) any controlled Affiliate of such Purchaser, (ii) any officer, manager, partner or member of such Purchaser, (iii) any Affiliate of any officer, manager, partner or member of such Purchaser, (iv) any family member of such Purchaser or (v) any trust established for the benefit of any family member of such Purchaser (each of (i), (ii), (iii), (iv) and (v), a "Permitted Assignee"), upon the receipt by the Company of the written agreement of any such Permitted Assignee to be bound by the terms of each of the Purchaser Transaction Documents; provided further, however, that no such assignment shall relieve the assigning party of any of its liabilities or obligations under this Agreement. Any attempted assignment which does not comply with the provisions of this
Section 10.5 shall be null and void ab initio.

         10.6 Parties in Interest. Subject to the provisions regarding assignment in Section 10.5 above, this Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         10.7 Publicity. Neither the Company nor the Purchasers will make or issue, or cause to be made or issued, any announcement or written statements concerning the Transaction

Documents or the transactions contemplated thereby for dissemination to the general public without the prior written consent of the Company or the Purchasers, as appropriate, which consent shall not be unreasonably withheld. This provision will not apply to any announcement or written statement required to be made by law or the regulations of the SEC or the New York Stock Exchange, except that the party required to make such announcement will, whenever practicable, consult with the other parties hereto concerning the timing and content of such announcement before such announcement is made.

         10.8 Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         10.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.10 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender (including neutral gender) shall extend to and include all genders.

         10.11 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         10.12 Jurisdiction and Service of Process. THE COMPANY AND THE PURCHASERS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREE THAT, SUBJECT TO THE OTHER PROVISIONS OF THIS AGREEMENT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT WHICH MAY BE LITIGATED SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE COMPANY AND THE PURCHASERS ACCEPTS FOR SUCH PARTY AND IN CONNECTION WITH SUCH PARTY'S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE COMPANY AND THE PURCHASERS AGREES TO ACCEPT SERVICE OF ALL PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH SUCH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. IF ANY AGENT APPOINTED BY THE COMPANY OR THE PURCHASERS REFUSES TO ACCEPT SERVICE, SUCH PARTY HEREBY AGREES THAT SERVICE UPON SUCH PARTY BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COMPANY OR THE PURCHASERS TO BRING PROCEEDINGS AGAINST

THE COMPANY OR THE PURCHASERS IN THE COURTS OF ANY OTHER JURISDICTION.

         10.13 Trial. EACH OF THE COMPANY AND THE PURCHASERS HEREBY WAIVES SUCH PARTY'S RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE COMPANY AND THE PURCHASERS ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY PARTY TO THIS AGREEMENT WITH RESPECT TO ANY ACTION COMMENCED BY ONE OF THEM AGAINST THE OTHER OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE COMPANY AND THE PURCHASERS ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND THE PURCHASERS FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH SUCH PARTY'S LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY'S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  IN WITNESS WHEREOF, the Purchasers and the Company have executed this Stock Purchase and Sale Agreement as of the date first above written.

                                       THE PURCHASERS:



                                       -------------------------------------
                                       GENE M. HENDERSON
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       HERBERT M. GARDNER
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       JAMES M. CALLAGHAN
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       GREGORY J. ROBITAILLE
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       JOHN A. WARD
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       GEORGE S. WEIDEMANN
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------

                                       -------------------------------------
                                       CHRISTINE M. DONOHOO
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       FRANK F. SCHMEYER
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       ELLIOT MERBERG
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       GERALD FLEISCHMAN
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       SAMSTOCK, L.L.C.


                                       -------------------------------------
                                       By:
                                       Its:
                                       Address:
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------


                                       -------------------------------------
                                       TIM LITLE
                                       Address
                                               -----------------------------
                                       -------------------------------------
                                       -------------------------------------

                                       COMPANY:

                                       TRANSMEDIA NETWORK INC.


                                       -------------------------------
                                       By: Gene M. Henderson, President
                                           and Chief Executive Officer

                             TRANSMEDIA NETWORK INC.
                         Special Meeting of Stockholders
                          To be Held on August 17, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gene M. Henderson and Keith Kiper, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Common Stock, par value $.02 per share, of Transmedia Network Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at Two North Riverside Plaza, 21st Floor, Chicago, Illinois 60606 on Thursday, August 17, 2000, at 10:00 a.m., Central Time, and at any adjournment thereof.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE INVESTMENT.

                  (Continued and to be signed on reverse side)

                 Please Detach and Mail in the Envelope Provided

1. Approval of the issuance and sale of 1,287,480 shares of Company common stock and five-year warrants to purchase 2,574,960 shares of Company common stock.

                     FOR             AGAINST               ABSTAIN
                     [_]               [_]                   [_]

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment thereof.

Please sign, date and return the proxy card promptly using the enclosed envelope.

                        PLEASE CHECK HERE IF YOU PLAN TO   [_]
                           ATTEND THE SPECIAL MEETING




Signature____________________ Signature__________________ Dated: ________, 2000

NOTE: Please sign exactly as your name appears above. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.